As filed with the Securities and Exchange Commission on April 26, 2013

Securities Act File No. 33-15071

Investment Company Act File No. 811-05216

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-lA

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 36

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

(Check appropriate box or boxes)

ELFUN INTERNATIONAL EQUITY FUND

(formerly known as Elfun Global Fund)

(Exact Name of Registrant as Specified in Charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 326-4040

Matthew J. Simpson, Esq.

Executive Vice President, General Counsel & Secretary

c/o GE Asset Management Incorporated

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2013 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Elfun Funds

Prospectus

April 30, 2013

Equity Funds

Elfun Trusts	ELFNX

Elfun International Equity Fund	EGLBX

Income Funds

Elfun Income Fund	EINFX

Elfun Tax-Exempt Income Fund	ELFTX

Asset Allocation Fund

Elfun Diversified Fund	ELDFX

Money Market Fund

Elfun Money Market Fund	ELMXX

Like all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Elfun Funds Prospectus

April 30, 2013

Elfun Trusts

Investment Objectives

Long-term growth of capital and future income rather than current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses	0.15%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.19%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$19	$61	$107	$243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies, such as common and preferred stocks. A U.S. company is a company that generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.

The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio manager will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of issuers with characteristics such as:

•	above-average annual growth rates

•	financial strength (favorable debt ratios and other financial characteristics)

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in securities of foreign (non-U.S.) issuers and debt securities. The portfolio manager may also use various types of derivatives (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. Recently, additional risks have arisen related to the high levels of debt of various European

Elfun Funds Prospectus

April 30, 2013

countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	17.68%	(quarter ended June 30, 2009)
Lowest	-25.24%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Elfun Trusts
Return Before Taxes	21.27	3.98	6.81
Return After Taxes on Distributions	19.46	3.08	5.69
Return After Taxes on Distributions and Sale of Fund Units	16.21	3.27	5.77
S&P 500® Index (does not reflect fees, expenses or taxes)	16.00	1.66	7.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Manager

The primary individual portfolio manager of the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David B. Carlson	25 years	Chief Investment Officer – U.S. Equities

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website, or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

[This page intentionally left blank.]

Elfun International Equity Fund

Investment Objectives

Long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses	0.35%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.50%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.

The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the U.S. An issuer is considered to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S., or the principal trading market for its securities is located outside the U.S. The portfolio managers focus on companies whose security prices they believe do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in securities of foreign (non-U.S.) issuers of companies representing at least three different countries. In seeking to satisfy the Fund’s investment objective with respect to future income, the portfolio managers will also consider companies that have the potential to pay dividends in the future. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	low valuation relative to their long term cash earnings potential

•	potential for significant improvement in the company’s business

•	financial strength (favorable debt ratios and other financial characteristics)

•	sufficient liquidity

•	large or medium capitalization (meaning market capitalizations of $2 billion or more)

The portfolio manager(s) may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in debt securities and may invest in securities of companies located in the U.S. The portfolio managers may also use various types of derivatives (such as options, futures and futures on options) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The

Elfun Funds Prospectus

April 30, 2013

costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Emerging Markets Risk is the risk of investing in securities of companies or governments located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations, may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	24.82%	(quarter ended June 30, 2009)
Lowest	-22.85%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Elfun International Equity Fund
Return Before Taxes	20.95	-5.19	8.96
Return After Taxes on Distributions	20.76	-5.50	8.43
Return After Taxes on Distributions and Sale of Fund Units	14.22	-4.24	8.08
MSCI EAFE Index (does not reflect fees, expenses or taxes)	17.32	-3.69	8.21

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ralph R. Layman	22 years	Executive Vice President and Chief Investment Officer Emeritus
Jonathan L. Passmore	11 years	Senior Vice President
Michael J. Solecki	14 years	Senior Vice President and Chief Investment Officer –International Equities

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website, or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

[This page intentionally left blank.]

Elfun Income Fund

Investment Objective

A high level of income consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses	0.16%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.27%
Expenses Reimbursed/Waived by Adviser[1]	0.02%
Total Annual Fund Operating Expenses After Reimbursement/Waiver	0.25%
1	GE Asset Management Incorporated (“GE Asset Management”) has entered into a contractual arrangement with the Fund to waive a portion of its management fee charged to the Fund in an amount equal to the management fee payable to GE Asset Management by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 29, 2014, and can be amended or terminated only with the approval of the Fund’s Board of Trustees and GE Asset Management.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver in the first year only for each of the time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$85	$150	$341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 402% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities.

The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities (also known as “junk bonds”) and foreign (non-U.S.) and emerging market debt securities and equity securities, such as exchange traded funds (ETFs).

The portfolio managers may also use various types of derivatives (such as options, futures and options on futures) to manage interest rate risk (also known as duration) and to manage exposure to credit quality.

Elfun Funds Prospectus

April 30, 2013

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Mortgaged-Backed Securities Risk is the risk of investing in mortgaged-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities.

High Yield Securities Risk is the risk that high yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities are considered to be speculative and their market value is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations, may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Emerging Markets Risk is the risk of investing in securities of companies or governments located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	5.10%	(quarter ended September 30, 2009)
Lowest	-2.44%	(quarter ended June 30, 2004)

Average Annual Total Returns (%)

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Elfun Income Fund
Return Before Taxes	5.94	5.56	4.93
Return After Taxes on Distributions	4.05	3.94	3.17
Return After Taxes on Distributions and Sale of Fund Units	3.85	3.79	3.17
Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	4.22	5.95	5.18

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
William M. Healey	17 years	Senior Vice President and Chief Investment Officer – Core Fixed Income
Mark H. Johnson	6 years	Senior Vice President and Chief Investment Officer – Insurance and Long Duration
Vita Marie Pike	8 years	Senior Vice President and Chief Investment Officer – Fixed Income Risk Assets

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Funds’ website or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

[This page intentionally left blank.]

Elfun Tax-Exempt Income Fund

Investment Objective

As high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses	0.15%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.18%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund’s income is exempt from both regular federal income taxes and the federal alternative minimum tax.

The portfolio manager seeks to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for income generation

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Barclays Municipal Bond Index. As of December 31, 2012, the effective duration of the Barclays Municipal Bond Index was 6.66 years. Portfolio duration is one measure of risk, as noted under “Interest Rate Risk” below.

The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash.

Principal Risks

The principal risks of investing in the Fund are:

Municipal Obligations Risk is the risk of investing in municipal securities, and includes interest rate risk and the credit risk of the issuers of municipal securities. The municipal securities market is volatile and may be significantly affected by adverse tax, legislative or political changes.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations, may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Elfun Funds Prospectus

April 30, 2013

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	6.63%	(quarter ended September 30, 2009)
Lowest	-4.57%	(quarter ended December 31, 2010)

Average Annual Total Returns (%)

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Elfun Tax-Exempt Income Fund
Return Before Taxes	7.45	6.04	5.10
Return After Taxes on Distributions	7.38	5.98	5.02
Return After Taxes on Distributions and Sale of Fund Units	6.35	5.79	4.97
Barclays Municipal Bond Index (does not reflect fees, expenses or taxes)	6.78	5.91	5.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Manager

The primary individual portfolio manager of the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Michael J. Caufield	13 years	Senior Vice President

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

In general, income from the Fund is exempt from regular federal income tax but will generally be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to federal, state and local income taxes. Moreover, some dividends from net investment income may be subject to federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.

Elfun Diversified Fund

Investment Objective

The highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses	0.21%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.52%
Expenses Reimbursed/Waived by Adviser[1]	0.01%
Total Annual Fund Operating Expenses After Reimbursement/Waiver	0.51%
1	GE Asset Management Incorporated (“GE Asset Management”) has entered into a contractual arrangement with the Fund to waive a portion of its management fee charged to the Fund in an amount equal to the management fee payable to GE Asset Management by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 29, 2014, and can be amended or terminated only with the approval of the Fund’s Board of Trustees and GE Asset Management.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver in the first year only for each of the time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$166	$290	$652

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

•	strong earnings growth

•	favorable valuation

•	a presence in successful industries

•	high quality management focused on generating shareholder value

•	large or medium capitalization (meaning market capitalizations of $2 billion or more)

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The Fund may also use various types of derivatives (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities or asset classes (such as

Elfun Funds Prospectus

April 30, 2013

securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, to manage currency exposure and interest rate exposure (also known as duration), and to manage exposure to credit quality. The Fund may hedge a portion of its foreign currency risk but is not required to do so.

The Fund may also invest to a lesser extent in high yield securities (also known as “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds (ETFs) to gain exposure to securities including those of U.S. issuers that are principally engaged in or related to the real estate industry and to securities of issuers in emerging markets.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Currency Risk is the risk that the values of foreign investments may be affected by changes in currency rates or exchange control regulations. If a foreign currency weakens against the U.S. dollar, the value of a foreign investment denominated in that currency would also decline in dollar terms.

Mid-Cap Company Risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Allocation Risk is the risk that GE Asset Management may not allocate assets of the Fund among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.

Valuation Risk is the risk that the portfolio securities that have been valued using techniques other than market quotations, may have valuations that are different from those produced using other methodologies, and that such securities may be sold at discounts to the values established by the Fund.

Liquidity Risk is the risk that the Fund cannot readily sell securities within seven days, at approximately the price at which the Fund has valued them or at a favorable time or price during periods of infrequent trading. Illiquid investments may trade at a substantial discount and may be subject to wide fluctuations in market value.

High Yield Securities Risk is the risk that high yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Emerging Markets Risk is the risk of investing in securities of companies or governments located in emerging market countries, which primarily includes increased foreign investment risk. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and may also lack the legal, business and social framework to support securities markets, which tends to make investments less liquid and more volatile.

Real Estate Securities Risk is the risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to counterparty risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of three broad-based securities market indices. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	12.26%	(quarter ended June 30, 2003)
Lowest	-16.68%	(quarter ended December 31, 2008)

Average Annual Total Returns (%)

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Elfun Diversified Fund
Return Before Taxes	12.77	0.58	5.81
Return After Taxes on Distributions	12.37	0.08	4.90
Return After Taxes on Distributions and Sale of Fund Units	8.62	0.28	4.78
S&P 500® Index (does not reflect fees, expenses or taxes)	16.00	1.66	7.10
Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	4.22	5.95	5.18
MSCI® ACWI ex-U.S. Index (does not reflect fees, expenses or taxes)	16.83	-2.89	9.74

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund units through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Elfun Funds Prospectus

April 30, 2013

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Greg Hartch	2 years	Executive Vice President and Strategy and Business Development Leader
David Wiederecht	2 years	President and Chief Investment Officer – Investment Solutions

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

•	Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Elfun Money Market Fund

Investment Objective

A high level of current income consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Expenses	0.17%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.32%

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar-denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The Fund invests consistent with regulatory standards governing security quality, maturity, liquidity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 60 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry. All of the Fund’s portfolio investments, at the time of purchase, must be rated in the two highest short-term rating categories (or their unrated equivalents), and immediately after the acquisition of a portfolio investment, at least 97% of the Fund’s assets must be invested in portfolio investments rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization.

The investment adviser may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity, (ii) redemption requests, (iii) yield management, and (iv) credit management.

Principal Risks

The principal risks of investing in the Fund are:

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Elfun Funds Prospectus

April 30, 2013

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Banking Industry Risk Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S., and investments may be less liquid. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

It is possible to lose money on an investment in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a 90 Day U.S. Treasury bill index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please visit the Fund’s website at www.geam.com or call 1-800-242-0134.

Calendar Year Total Returns (%)

Highest/Lowest quarterly results during this time period were:

Highest	1.31%	(quarter ended September 30, 2007)
Lowest	0.00%	(quarter ended December 31, 2012)
7-Day Yield	0.00%	(as of December 31, 2012)
7-Day Effective Yield	0.00%	(as of December 31, 2012)

Average Annual Total Returns (%)

(as of December 31, 2012)

	1 Year	5 Years	10 Years
Elfun Money Market Fund	0.00	0.64	1.84
90 Day U.S. T-Bill (does not reflect fees, expenses or taxes)	0.09	0.36	1.66

Portfolio Management

Investment Adviser

GE Asset Management Incorporated

Purchase and Sale of Fund Shares

Purchase minimum
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25

You may purchase units of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website or by telephone after you have opened an account with the Fund. You may obtain an account application from GE Investment Distributors, Inc. by calling 1-800-242-0134 or from the Fund’s website at www.geam.com.

You may sell (redeem) all or part of your Fund units on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.geam.com.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

[This page intentionally left blank.]

More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the Elfun Funds:

90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e., having a total maturity of 90 days) currently available in the marketplace.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as commercial paper, credit card receivables, auto loans or home equity loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade fixed-rate bond market.

Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

Cash includes bank deposits and highly rated, liquid short-term instruments such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Common stock is a class of security representing equity ownership in a corporation. Holders of common stock have the right to elect directors and collect dividends. Common stock claims are subordinate to bondholder claims, preferred stockholders, and general creditors.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures contracts (on single stocks, on indices, currencies or bonds), options (on stocks, indices, currencies, futures contracts or bonds), forward currency transactions, swaps (including interest rate, currency, index and credit default swaps), interest-only and principal-only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (“CMOs”) and structured and indexed securities.

Duration is the expected change in the value of a portfolio of fixed income securities that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5 year average portfolio duration means the portfolio would be expected to decrease in value by 5% if interest rates rise 1%. Unlike maturity, duration takes into account interest payments that occur throughout the course of holding a fixed income security.

Emerging market securities include interests in or obligations of entities or governments located in an emerging market country. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Equitized cash is a technique that uses futures or other instruments (such as exchange traded funds) to gain equity market exposure for holdings of cash. The use of futures or other instruments would be subject to other applicable restrictions on the Fund’s investments.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars outside the United States by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

•	Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

Elfun Funds Prospectus

April 30, 2013

•	Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.

•	Debt securities denominated in currencies other than U.S. dollars.

Foreign securities include interests in or obligations of entities or governments located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (i) is organized, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (iii) has at least 50% of its assets situated, (iv) has the principal trading market for its securities, or (v) is assessed a non-U.S. risk rating by a recognized third-party rating agency. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures contracts are agreements to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage-related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody’s or S&P, are considered by portfolio management to be of similar quality. High yield securities include bonds rated below investment-grade, sometimes called “junk bonds,” and are considered speculative with respect to their capacity to pay interest and repay principal in accordance with their terms. High yield securities generally entail more credit risk than higher-rated securities.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value they currently have on a Fund’s books. Illiquid investments may include repurchase agreements maturing in more than seven days, swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are considered by portfolio management to be of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI® EAFE®) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the United States and Canada and excludes certain market segments unavailable to U.S. based investors.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities. Each Fund may invest directly in money market instruments. Each Fund (other than the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) may also invest indirectly in money market instruments through investments in the GE Institutional Money Market Fund.

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations (CMOs) which are derivative instruments that are fully collateralized by a portfolio of mortgages or mortgage-related securities.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United

More on Strategies, Risks and Disclosure of Portfolio Holdings

Important Definitions

States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. A securities index option represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to a fund, agreeing to buy them back at a designated price and time — usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be resold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A under the Securities Act of 1933.

S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency (FHFA) acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stocks have lower valuation levels than growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates.

Elfun Funds Prospectus

April 30, 2013

Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into forward currency transactions or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition and there can be no assurance that the utilization of such investment techniques will benefit a Fund. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates a money market fund’s or an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e. beyond normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Strategies, Risks and Disclosure of Portfolio Holdings

More on Investment Strategies

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective(s). No Fund is under any obligation to use any of these strategies or techniques at any given time or under any particular economic condition. Certain instruments and investment strategies or techniques may expose the Funds to other risks and considerations, which are discussed later in this Prospectus or in the Funds’ Statement of Additional Information (SAI).

Borrowing: Each Fund may borrow for temporary or emergency purposes. The Elfun Tax-Exempt Income Fund also may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets. Borrowing for long-term or leveraging purposes may increase the impact on the Fund of fluctuations in the value of securities purchased with borrowed money. There can be no assurance that the Fund would realize a higher return on its investment than the interest rate on borrowed money.

Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash: (i) pending investment, (ii) for investment purposes, (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. A Fund that invests in equity securities may equitize cash in order to gain general equity market exposure with respect to such holdings of cash.

A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may hold cash without limit, or restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective(s) and strategies.

In addition, a Fund may hold cash under circumstances where the liquidation of a Fund has been approved by the Fund’s Board of Trustees and therefore investments in accordance with the Fund’s investment objective(s) and policies would no longer be appropriate.

Each Fund may invest directly in money market instruments. Each Fund (other than the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) may also invest indirectly in money market instruments through investment in the GE Institutional Money Market Fund. GE Asset Management has contractually agreed to waive a portion of its management expense for each affiliated Fund in an amount equal to the management fee payable to GE Asset Management by the GE Institutional Money Market Fund with respect to that Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any.

To the extent that a Fund holds cash for temporary defensive positions, it may not achieve its investment objective(s).

Any Fund with an 80% investment policy, as stated in the Summary Section above, may change that policy subject to approval of the Fund’s Board of Trustees and upon 60 days’ notice to unitholders.

Elfun Funds Prospectus

April 30, 2013

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management and subject to the approval of the Fund’s Board of Trustees. Percentage figures refer to the percentage of a Fund’s total assets that may be invested in accordance with the indicated technique.

	Borrowing Limit	Repurchase Agreements	Reverse Repurchase Agreements	Restricted Securities and Illiquid Investments	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
Elfun Trusts	33 1⁄3%	Yes	No	Yes	No	Yes	Yes
Elfun International Equity Fund	33 1⁄3%	Yes	No	Yes	No	Yes	Yes
Elfun Income Fund	33 1⁄3%	Yes	No	Yes	Yes	Yes	Yes
Elfun Tax-Exempt Income Fund	33 1⁄3%*	Yes	No	Yes	No	Yes	Yes
Elfun Diversified Fund	33 1⁄3%	Yes	Yes	Yes	Yes	Yes	Yes
Elfun Money Market Fund	33 1⁄3%	Yes	Yes	Yes	No	No	No

*	The Elfun Tax-Exempt Income Fund also may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets.

	Futures Contracts and Options on Futures Contracts	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in High Yield Securities	Maximum Investment in Foreign Securities	When-Issued and Delayed Delivery Securities
Elfun Trusts	Yes	No	No	35%	5%	35%*	Yes
Elfun International Equity Fund	Yes	Yes	Yes	20%	None	100%	Yes
Elfun Income Fund	Yes	Yes	Yes	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent)	20% BB or B by S&P or Ba or B by Moody’s or below or of similar quality	35%*	Yes
Elfun Tax-Exempt Income Fund	Yes	No	No	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent)	10% BB or B by S&P or Ba or B by Moody’s or below or of similar quality	None	Yes
Elfun Diversified Fund	Yes	Yes	Yes	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent)	20% BB or B by S&P or Ba or B by Moody’s or below or of similar quality	70%*	Yes
Elfun Money Market Fund	No	No	No	100%	None	25%*	Yes

*	This limitation excludes American Depository Receipts (ADR); securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer.

More on Strategies, Risks and Disclosure of Portfolio Holdings

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations
Elfun Trusts	Yes	Yes	No	Yes	Yes	No	No*	No
Elfun International Equity Fund	Yes	Yes	No	Yes	Yes	No	No*	No
Elfun Income Fund	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Elfun Tax-Exempt Income Fund	Yes	Yes	No	No	No	Yes	Yes	Yes
Elfun Diversified Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Elfun Money Market Fund	Yes	Yes	Yes	No	Yes	No	Yes	No

*	Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable- Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
Elfun Trusts	No	No	No	Yes	No	No	No	No
Elfun International Equity Fund	No	No	No	Yes	No	No	No	No
Elfun Income Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Elfun Tax-Exempt Income Fund	Yes	Yes	Yes	Yes	No	No	No	No
Elfun Diversified Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Elfun Money Market Fund	No	No	No	Yes	No	Yes	No	Yes

Elfun Funds Prospectus

April 30, 2013

More on Risks

Like all mutual funds, investing in the Elfun Funds involves risk factors and special considerations. An Elfun Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in the Summary Section of this Prospectus. Investments in an Elfun Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that an Elfun Fund will achieve its investment objective(s). Investing in units of an Elfun Fund should not be considered a complete investment program. The unit value of the Funds (except the Money Market Fund) will rise and fall. Although the Elfun Money Market Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.

The stock and bond markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. Despite gains in some markets after steep declines, such as those experienced during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In these types of situations, it may not be possible to identify all significant risks and opportunities using past investment strategies or models.

More on Strategies, Risks and Disclosure of Portfolio Holdings

More on Risks

The primary risks of investing in each Fund are summarized below. An explanation of each type of risk is provided in the pages following the table below. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times. In addition, each Fund may be subject to additional risks other than those described in the following pages because the types of investments made by each Fund can change over time. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

		Elfun Trusts	Elfun International Equity Fund	Elfun Income Fund	Elfun Tax-Exempt Income Fund	Elfun Diversified Fund	Elfun Money Market Fund
	Allocation Risk					✓
	Asset-Backed Securities Risk			✓		✓	✓
	Banking Industry Risk			✓			✓
	Credit Risk	✓	✓	✓	✓	✓	✓
	Derivative Instruments Risk • Futures Contracts Risk • Options Risk	✓	✓	✓		✓
	Emerging Markets Risk		✓	✓		✓
	Foreign Investment Risk • Currency Risk • Political/Economic Risk • Regulatory Risk • Additional Risks Related to the European Union	✓	✓	✓		✓	✓
	Government Stripped Mortgage-Related Securities Risk			✓		✓
	High Yield Securities Risk			✓		✓
	Initial Public Offerings Risk					✓
	Interest Rate Risk	✓	✓	✓	✓	✓	✓
	Liquidity Risk	✓	✓	✓	✓	✓
	Mortgage-Backed Securities Risk			✓		✓
	Municipal Obligations Risk			✓	✓	✓
	Prepayment Risk			✓		✓
	Real Estate Securities Risk					✓
	Redemption Risk	✓	✓	✓	✓	✓	✓
	Repurchase Agreements Risk	✓	✓	✓	✓	✓	✓
	Reverse Repurchase Agreements Risk					✓
	Restricted Securities Risk	✓	✓	✓	✓	✓
	Securities Market Risk	✓	✓	✓	✓	✓	✓
Style Risk	Growth Investing Risk	✓	✓			✓
	Value Investing Risk					✓
	Mid-Cap Company Risk		✓			✓
	Small-Cap Company Risk					✓
	Valuation Risk	✓	✓	✓	✓	✓

Elfun Funds Prospectus

April 30, 2013

Allocation Risk: GE Asset Management may not allocate assets of a Fund among strategies, asset classes or investment management styles in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy, asset class or investment style.

Asset-Backed Securities Risk: Because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk.

Banking Industry Risk: Adverse changes in economic and regulatory developments affecting the banking industry could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade, including enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and are currently subject to ongoing legislative and regulatory scrutiny. The enactment or implementation of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Derivative Instruments Risk: A Fund’s use of various investment techniques may involve derivative instruments, such as swaps, options, futures and options on futures. There is no quarantee that these techniques will work. A Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivatives have the effect of leverage on a Fund, meaning that a small investment in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivatives are unlimited. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives not traded on an exchange may be subject to counterparty risk (i.e., the risk that a counterparty to a derivative transaction may be unable to fulfill its obligations). There is also the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments which could impact Fund performance. A Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by GE Asset Management and the portfolio manager(s) responsible for managing the Fund.

•	Futures Contracts Risk: The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums and margins paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s net asset value. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

•	Options Risk: Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.

Emerging Markets Risk: Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and

More on Strategies, Risks and Disclosure of Portfolio Holdings

More on Risks

their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. A Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Foreign Investment Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks that can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

•	Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. A Fund is permitted to hedge against foreign currency risk, but normally will not do so.

•	Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund’s foreign investments.

•	Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

•	Additional Risks Related to the European Union: Many countries in the European Union are subject to high economic risks because of high levels of debt. Investments in the sovereign debt of European countries such as Greece, Italy and Spain are especially vulnerable. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure and fiscal accountability. Efforts to further unify economic and monetary policies, or to impose fiscal and monetary controls, and related political developments may increase the potential for market declines in one member state that can have a similar effect on other member states’ markets and may spread to global markets. These increased risks may persist, and may result in greater risk and volatility in the securities markets in Europe and worldwide. Unexpected adverse events may also trigger widespread efforts to sell affected securities, impairing liquidity and valuation of securities held by a Fund which may prevent the Fund from selling investments before further declines.

Government Stripped Mortgage-Related Securities Risk: In addition to prepayment risk, the yields on government stripped mortgage-related securities are extremely sensitive to prepayment on the underlying mortgage loans. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not recoup fully its initial investment in interest only mortgage related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met. Investments in government stripped mortgage-related securities may also be subject to valuation risk.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade securities may depress prices and diminish liquidity for such securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates

Elfun Funds Prospectus

April 30, 2013

affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Liquidity Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all, or may be forced to forgo other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk.

Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

Municipal Obligations Risk: Municipal obligations are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal obligations typically is exempt from regular Federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal obligations are subject to tax. In addition, interest income on certain municipal obligations may be subject to Federal corporate and individual alternative minimum taxes. The municipal obligations market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal obligations are insured and guarantee the timely payment of interest and repayment of principal.

Prepayment Risk: Prices and yields of certain securities such as mortgage-backed securities and asset-backed securities assume the securities will be redeemed at a given time. When interest rates decline, such securities experience higher prepayments because the underlying mortgages or loans are repaid earlier than expected. A Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities or asset-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, such securities experience lower prepayments because borrowers are less likely to repay their loans. This typically reduces the value of the underlying securities.

Real Estate Securities Risk: The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.

Redemption Risk: Each Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. The profile of the Funds’ largely retired shareholders is such that redemptions are expected to occur more commonly than purchases and, therefore, there may be a greater risk of this type than with mutual funds of a more diversified shareholder base.

Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement.

Reverse Repurchase Agreements Risk: A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protection requirements as publicly traded securities.

Securities Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative

More on Strategies, Risks and Disclosure of Portfolio Holdings

conditions and price declines may occur unexpectedly and dramatically. In addition, a Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

•	Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

•	Bond market risk includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

•	Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

•	Mid-Cap Company Risk: Investments in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

•	Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

•	Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Valuation Risk: Portfolio securities may be valued using techniques, other than market quotations, under the circumstances described under the section “Calculating Unit Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Disclosure of Portfolio Holdings

GE Asset Management has adopted policies and procedures to protect the Funds’ portfolio information and to prevent the misuse of that information by a third party. GE Asset Management limits disclosure of portfolio information to situations it believes will not result in material harm or disadvantage to investors in the Funds. The Funds will generally disclose on their website (www.geam.com) the complete list of month-end portfolio holdings for each Fund, 30 days after the end of each month. The Money Market Fund will post its monthly schedule of investments within 5 business days after the end of each month. Top 10 portfolio holdings and portfolio characteristics (such as sector and regional weightings) are generally posted monthly for each Fund, 15 days after the end of each month. A description of the Funds’ policies and procedures relating to the disclosure of portfolio holdings is available in the Funds’ SAI.

Elfun Funds Prospectus

April 30, 2013

About the Investment Adviser, Distributor and Servicing Agent

Investment Adviser and Administrator

GE Asset Management, located at 1600 Summer Street, Stamford, Connecticut 06905, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of March 31, 2013, GE Asset Management had approximately $120 billion of assets under management, of which approximately $21 billion was invested in mutual funds.

Management Fee

The management and administration fee charged to each Fund by GE Asset Management is the reasonable cost, both direct and indirect, incurred by GE Asset Management in providing advisory and administration services. Direct and indirect costs incurred by GE Asset Management for a Fund are paid out of, or reimbursed to GE Asset Management from, income received. These costs include: SEC fees, state Blue Sky notification fees, fees of custodians, transfer and dividend disbursing agents, industry association fees, external accounting, audit and legal expenses, costs of independent pricing services, costs of maintaining a Fund’s existence, costs attributable to unitholder services (including, without limitation, telephone and personnel expenses), costs of preparing and pricing unitholders’ reports, prospectuses and statements of additional information and holding meetings, the direct and indirect cost of GE Asset Management personnel providing investment advisory and other services to the Fund. Some of these costs may be incurred directly by the Funds. While Trustees who are employees of GE serve as trustees without compensation, each Fund is required to reimburse GE Asset Management for the portion of the remuneration such persons receive from GE which is allocable to the time they spend on Fund matters in their capacity as GE Asset Management employees. In addition, the following cost and expenses will be incurred directly by a Fund: taxes, brokerage fees and expenses, interest on borrowings and extraordinary expenses.

For the year ended December 31, 2012, the Funds paid GE Asset Management the following amounts as a percentage of average net assets for investment management and administration services:

Elfun Trusts	0.15%
Elfun International Equity Fund	0.30%
Elfun Income Fund	0.16%
Elfun Tax-Exempt Income Fund	0.15%
Elfun Diversified Fund	0.20%
Elfun Money Market Fund	0.17%

GE Asset Management has a contractual arrangement with each Fund (other than the Elfun Tax-Exempt Income Fund and the Elfun Money Market Fund) to waive a portion of its management fee charged to a Fund in an amount equal to the management fee payable to GE Asset Management by the GE Institutional Money Market Fund with respect to that Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 29, 2014, and can be amended or terminated only with the approval of the Elfun Funds’ Board of Trustees and GE Asset Management.

With respect to the Elfun Money Market Fund, GE Asset Management has voluntarily undertaken to subsidize its management expense and/or certain expenses of the Elfun Money Market Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%.

This voluntary management expense and/or other expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice. There can be no assurance that these expense subsidies will be sufficient to avoid any loss.

Board of Trustees’ Approval of Investment Advisory Agreements

The Funds’ annual report to unitholders for the twelve-month period ended December 31, 2012 contains a discussion regarding the basis for the Funds’ Board of Trustees’ approval of all investment advisory contracts.

Manager of Managers Structure

GE Asset Management and the Funds have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that gives the Funds relief to operate under a manager of managers structure (the “Manager of Managers Structure”). Under the Manager of Managers Structure, GE Asset Management, with the approval of the Board of Trustees, may appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without obtaining the approval of unitholders. GE Asset Management, however, retains responsibility, subject to oversight of the Board of Trustees, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The adoption of the Manager of Managers Structure by a Fund requires prior unitholder approval, which has been obtained only for the Elfun Diversified Fund. The Elfun Diversified Fund does not currently employ a sub-adviser.

The SEC order permits GE Asset Management to enter into sub-advisory agreements with a sub-adviser that is affiliated with GE Asset Management or the Funds, but the appointment of any such sub-adviser is subject to the conditions that (1) the compensation paid to the affiliated sub-adviser must be limited to reimbursement of its reasonable costs of providing sub-advisory services to the Funds, without any element of profit, and (2) the Board must make a separate finding that the appointment of the affiliated sub-adviser is in the best interests of the Funds and unitholders, and does not involve a

About the Investment Adviser, Distributor and Servicing Agent

conflict of interest from which GE Asset Management or the affiliated sub-adviser derives an inappropriate advantage.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining unitholder approval for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not diminish GE Asset Management’s responsibilities to a Fund, including GE Asset Management’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Unitholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Elfun Funds Prospectus

April 30, 2013

About the Portfolio Managers

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the specified Funds (except for the Elfun Money Market Fund) followed by biographical information for each portfolio manager.

Portfolio Management Teams

Elfun Trusts is managed by David B. Carlson.

Elfun International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

Elfun Income Fund is managed by a team of portfolio managers that includes William M. Healey, Mark H. Johnson and Vita Marie Pike. Mr. Healey, Mr. Johnson and Ms. Pike are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his or her portion of the Fund independent of the other team members, the team is highly collaborative and communicative.

Elfun Tax-Exempt Income Fund is managed by Michael J. Caufield.

Elfun Diversified Fund is managed by a team of portfolio managers that includes Greg Hartch, Jeffrey Palma and David Wiederecht. Messrs. Hartch, Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Funds’ investments. The portfolio managers may change from time to time. Except in the case of the Elfun Money Market Fund, the SAI provides the following additional information about each portfolio manager: (i) the portfolio manager’s compensation; (ii) other accounts managed by the portfolio manager; and (iii) the portfolio manager’s ownership of shares of the Fund he/she manages, if any.

David B. Carlson is Chief Investment Officer — U.S. Equities of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for Elfun Trusts since 1988. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is the portfolio manager of the Elfun Tax-Exempt Income Fund and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

Greg Hartch is an Executive Vice President and the Strategy and Business Development Leader of GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Hartch joined GE Asset Management in 2002 and has held various positions at GE Asset Management including Senior Vice President — Alternative Assets from 2002 to 2004, Director of Fixed Income Research from 2004 to 2007, Managing Director — International Real Estate from 2007 to 2010 and Senior Vice President — Tactical Asset Allocation from 2010 to 2011. He has served as the Strategy and Business Development Leader since 2011 and became an Executive Vice President in 2013.

William M. Healey is a Senior Vice President and Chief Investment Officer — Core Fixed Income of GE Asset Management. He has served on the portfolio management team for the Elfun Income Fund since joining GE Asset Management in 1996. Mr. Healey became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer — Core Fixed Income in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer — Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Elfun Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer — Insurance and Long Duration in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President, Chief Investment Officer Emeritus and a Director of GE Asset Management. Mr. Layman has led the team of portfolio managers for the Elfun International Equity Fund since 1991. Mr. Layman joined GE Asset Management in 1991 as Senior

About the Investment Adviser, Distributor and Servicing Agent

About the Portfolio Managers

Vice President for International Investments, became an Executive Vice President in 1992, served as President — International Equities from March 2007 to July 2009, President and Chief Investment Officer — Public Equities from July 2009 to March 2012 and has served as Chief Investment Officer Emeritus since March 2012.

Jeffrey Palma is a Senior Vice President of GE Asset Management and is a portfolio manager for Tactical Asset Allocation. Effective May 2013 he will be a member of the portfolio management team for the Elfun Diversifed Fund. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the Elfun International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

Vita Marie Pike is a Senior Vice President and Chief Investment Officer – Fixed Income Risk Assets of GE Asset Management. She has served on the portfolio management team for the Elfun Income Fund since March 2005. Ms. Pike joined GE in January 2001 and GE Asset Management in January 2002 as a Vice President and Senior Portfolio Manager and became Senior Vice President in November 2010 and Chief Investment Officer — Fixed Income Risk Assets in April 2012. Prior to joining GE, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer — International Equities of GE Asset Management. He has served as a portfolio manager of the Elfun International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, Co-Chief Investment Officer — International Equities in March 2009 and Chief Investment Officer — International Equities in March 2012.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director of GE Asset Management. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Elfun Funds Prospectus

April 30, 2013

How to Invest

Who may Purchase units

Units of any of the six Elfun Funds may be purchased or held by:

1. Regular or Senior members of the Elfun Society;

2. Employees of GE Asset Management with a minimum of one year of service (GEAM employees);

3. GE Board members;

4. GE or its subsidiaries;

5. Surviving un-remarried spouses of Elfun Society members;

6. Immediate family members of Elfun Society members, GEAM employees, or GE Board members;

7. Trusts for the sole benefit of (a) Elfun Society members, (b) GEAM employees, (c) GE Board members, or immediate family members of (a), (b), or (c);

8. Estate planning vehicles for the benefit of lineal descendants (such as grandchildren and great-grandchildren) of Elfun Society members, GEAM employees, or GE Board members; and

9. Such others as the Trustees of the Funds may permit provided that their participation does not affect the Funds’ status as “employees’ securities companies” within the meaning of section 2(a)(13) of the Investment Company Act of 1940, as amended (the 1940 Act).

Regular members of the Elfun Society are selected from active employees of GE and/or its majority owned subsidiaries. Senior members are former members who have retired from those companies. Immediate family is defined as parent, spouse of parent, spouse, brother, sister, child, spouse of child, and grandchild (including blood, step, and adoptive relationships).

Residency Requirement

In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds’ distributor, GE Investment Distributors, Inc. (GEID or Distributor). The Distributor and/or the Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-U.S. residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

How to Purchase Units

Units may be purchased in several ways. You may purchase units by mail, bank wire, electronic funds transfer, via the Funds’ website or by telephone. You may obtain an application from the Distributor by calling 1-800-242-0134 or from the Funds’ website at http://www.geam.com.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security or taxpayer identification number, and possibly other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. This information will be used only for the purpose of establishing and confirming your identity.

If you do not provide this information when requested, or do not permit us to see identifying documents, we may be unable to verify your identity and open your accounts. Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional units until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s net asset value per unit. If your account is closed for any reason, your units will be redeemed at the net asset value per unit next calculated, which may result in a loss of your investment as well as a taxable gain or loss.

To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one household has an account with the Fund. If you would like to receive additional reports, prospectuses, or proxy statements, please call 1-800-242-0134. The Funds no longer issue physical certificates representing units in any Fund. Ownership of units is evidenced by Statements of Account representing units issued in book-entry form (book units).

The Funds and the Distributor may reject any purchase order or exchange request for any reason.

An individual or entity that purchases or holds units and is determined by the Funds, at any time, to be ineligible, will be required to redeem those units immediately and bear any associated transaction costs, market exposure risks, and tax consequences.

Minimum Investments

	By mail	By wire

Initial Investment	$500	$1000
Subsequent Investments	$100	$1000

Initial and subsequent investment minimums are reduced to $25 for Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days’ notice and will bear any associated transaction costs, market exposure risks, and tax consequences.

How to Invest

How to Purchase Units

Opening an Account and Investing by Mail

•	Read this Prospectus.

•	If opening a new account, complete and sign the application. You may obtain an application by calling the Distributor at 1-800-242-0134 or from the Fund’s website at www.geam.com.

•	Send a check drawn on a U.S. bank in U.S. dollars payable to the specific Elfun Fund in which you want to invest. Third party checks, endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers cheques, checks drawn from foreign banks (or with a foreign address) and money orders are not accepted by the Funds. Cash (currency) is also not accepted.

•	If adding to an existing account, include your account number on the check.

•	If a check used to open or add to an account does not clear (which could take up to 15 days or more), you may be assessed an additional charge.

Mail to:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

P.O. Box 9838

Providence, RI 02940

Overnight delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

•	If you are not eligible to purchase units of the Fund or you do not fully and accurately complete an application, an account will not be opened and your money will be returned without effecting a purchase.

•	An account may be opened and a purchase may be effected while your eligibility to invest in the Funds is being verified. If, after your purchase is effected, we are unable to verify your eligibility to purchase units or you are found to be ineligible to purchase units, we will immediately redeem your units at a price reflecting the net asset value per unit next calculated after such determination is made, which may result in a loss on your investment as well as a taxable gain or loss.

Once You Have Opened an Account — You Have Additional Options

By Wire

•	You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund and your account number.

Wire Address:

Bank of New York Mellon

ABA No. 011001234

Account No. 734985

BNY Mellon Investment Servicing (US) Inc. as Agent for GEAM

For Further Credit to: [Investor’s Name — Fund Name — Account Number]

•	Your financial institution may charge a fee for wire transactions.

•	Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) are executed at that day’s net asset value per unit. Wire orders received after the close of regular trading on the NYSE receive the next business day’s price.

Electronic Funds Transfer

•	You may transfer money between your checking account and your Fund account by electronic funds transfer if you have enabled this feature. Your checking account must be at an Automated Clearing House (ACH) member.

•	Most transfers are completed within three business days of your request.

•	Prior to your first transfer, call us at 1-800-242-0134 to confirm that electronic transfer has been enabled on your account.

Direct Deposit or Payroll Deduction

•	You may invest automatically with money deducted from your federal pay check, Social Security check, GE employee payroll check, or your company’s payroll savings plan.

•	To make arrangements, please contact us at 1-800-242-0134.

•	For payroll deductions, GE employees will be required to complete a Service Option and Account Update Form and others will be required to contact their employers.

•	Account statements will be sent quarterly.

•	You may elect to modify or terminate your participation in the Direct Deposit or Payroll Deduction programs by contacting us at 1-800-242-0134.

•	The Funds may modify or terminate this feature at any time upon notice to you.

Automatic Investment Plan

•	You may have funds transferred directly from your bank account each month. Call 1-800-242-0134 to make arrangements.

•	Money transferred in this way will not be available from your Fund account for ten business days.

•	If an automatic investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.

•	The Funds may modify or terminate this feature at any time upon notice to you.

Retirement Accounts

Units of the Funds, other than the Elfun Tax-Exempt Income Fund, are available for purchase by an Elfun Traditional or Roth Individual Retirement Account (Elfun IRAs). An Elfun IRA application and further details about Elfun IRA plans are available from the Distributor.

Elfun Funds Prospectus

April 30, 2013

How to Redeem Units

Redemption of Units in General

You may take money out of your account by redeeming (selling) some or all of your units.

By Mail

Send a signed written request, stating the number of units or dollar amount you want to sell. The written request also must identify the specific Elfun Fund and the account number from which units are to be redeemed. Your signature(s) must appear exactly as on the account registration.

Each signature must be medallion signature guaranteed for any redemption:

•	exceeding $50,000;

•	mailed to a different address from that on record;

•	paid to someone else;

•	wired to a financial institution (other than the bank of record); or

•	mailed to an address that has been changed within the last 30 days.

Mail to:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Medallion Signature Guarantee

All signature guarantees must be executed by a commercial bank, trust company, broker/dealer, credit union, national securities exchange or registered association, clearing agency or savings association. The Funds may require additional information for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A redemption request will not be deemed received in good order until the Funds have received all information typically required to assure the security of a particular account.

By Website

Go to www.geam.com, Elfun Investors and follow the instructions under My Account.

By Telephone

•	Units may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds’ automated Voice Response system or by an agent during business hours.

•	Proceeds may be paid by check or wire.

•	The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered unitholders.

•	Call 1-800-242-0134.

•	Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

•	The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

By Wire

•	You may redeem your units by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.

•	Minimum wire amount is $1,000.

•	Call 1-800-242-0134.

•	A $10 fee per wire will be charged to your account.

•	Before we can process your wire redemption, we must have received proper wire instructions. You may provide wire instructions at initial account setup or subsequently. To provide wire instructions after initial account set up, send a written request, signed by each unit-holder with a medallion signature guarantee, to:

Elfun Mutual Funds

P.O. Box 9838

Providence, RI 02940

By Systematic Withdrawal Plan

You may select a specific amount to be redeemed from your account on a regular basis.

•	Your account balance must be at least $10,000.

•	Minimum of $50 per withdrawal.

•	You may sell units monthly or quarterly.

•	You will receive written confirmation of transactions quarterly (except for the Elfun Money Market Fund which provides a written confirmation monthly).

•	Further information may be obtained by calling 1-800-242-0134.

Checkwriting

Checkwriting privileges may be elected at no cost by unitholders of Elfun Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The

How to Invest

Transfer Agent will redeem units in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the units in a unitholder’s account, the check will be returned marked “insufficient funds” and you may be assessed an additional charge. Further information may be obtained by calling 1-800-242-0134.

Special Considerations for Selling units

•	If you have purchased units of a Fund by personal check, redemption of these units can only be processed after your check is cleared by your bank. This could take up to 15 days or more.

•	If your account balance falls below $500, the Transfer Agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the Transfer Agent may sell your units and mail the proceeds to you, in which case you will bear any transaction costs, market exposure risks, and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit or Payroll Deduction accounts, and Automatic Investment Plan accounts.

•	Normally, redemption requests are processed by the next business day, but may take up to seven business days if making immediate payment would adversely affect the Fund.

•	Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

•	Book units may be redeemed by telephone, via the Funds’ website or mail. Units represented by certificates should be mailed to the Elfun Funds for deposit into book units.

•	If the Board of Trustees determines that the deviation between the Elfun Money Market Fund’s amortized cost price per share and the market based NAV per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may suspend redemptions and payments in order to facilitate the permanent termination of the Elfun Money Market Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of redemption proceeds.

Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund’s assets may be considered detrimental to the Fund’s existing unitholders. Therefore, the Fund may require that you take a “redemption in kind” upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those portfolio securities through a broker and may incur transaction costs when you sell them.

When We Receive Your Transaction Request

•	Purchase and redemption requests received in good order will be executed at the net asset value per unit next calculated after receipt of transaction instructions (in the case of redemptions, less any redemption fee as the Trustees may prescribe).

•	Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV normally is calculated as of the close of the NYSE. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

•	For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.

•	If authorized on your application or otherwise, you may initiate certain transactions (such as redemptions) by telephone. The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

Elfun Funds Prospectus

April 30, 2013

How to Exchange Units

You can exchange units of one Elfun Fund for units of another Elfun Fund. An exchange is a sale and purchase of units for tax purposes. You may have a taxable gain or loss when you exchange your units. To exchange units:

•	by telephone, call 1-800-242-0134.

•	by website, go to www.geam.com, Elfun Investors and follow the instructions under My Account.

•	by mail, send your written request to us at the address below.

Mail to:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

P.O. Box 9838

Providence, RI 02940

Overnight Delivery:

Elfun Mutual Funds

c/o BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

You should review the description of the Fund that you wish to purchase.

How to Invest

Disruptive Trading Policy

The Funds are meant for long-term investing. They are not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Funds have adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Funds reserve the right to amend these policies and procedures at any time without prior notice to investors or financial intermediaries.

Direct Investor Accounts

An investor that redeems or exchanges out of (or purchases) a particular Fund (other than the Money Market Fund) within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any Fund or exchanging between Funds, subject to the exceptions described below, all without prior notice to the investor. The Funds may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Funds may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Funds have determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of GE Asset Management (or its affiliates).

Exceptions:

The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); and (2) systematic purchases (e.g., regular periodic automatic purchases and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase. The Funds may also exclude small transactions less than an amount set from time to time under the Funds’ policies.

Omnibus Accounts with Financial Intermediaries

The Funds are also offered through a limited number of financial intermediaries that may establish an “omnibus” account with the Funds. Because the Funds may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Funds to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of financial intermediaries or if omnibus accounts are used to hide disruptive trading within the trading activity of a larger number of underlying investors.

In deciding whether to establish an omnibus account with a financial intermediary, the Funds will consider whether the financial intermediary has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the financial intermediary has its own disruptive trading policies and procedures, the Funds will seek assurance from the financial intermediary that such policies and procedures will be effectively enforced.

If the financial intermediary does not have its own disruptive trading policies and procedures, the Funds will seek to obtain the financial intermediary’s cooperation in enforcing the Funds’ disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Funds with the trading activity of its underlying investors and, if disruptive trading is detected by the Funds, making efforts to stop it.

There is an existing omnibus account with a financial intermediary that was established prior to the adoption of the foregoing policies and procedures. The Funds will make reasonable efforts to work with this financial intermediary to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.

Reservation of Rights to Reject Purchase or Exchange Orders

The Funds reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or financial intermediary.

Limitations on Ability to Prevent Disruptive Trading

Despite the efforts of the Funds and the Distributor to protect the Funds from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. For example, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Funds may not be able to detect or stop disruptive trading until harm to the Funds has already occurred.

Risks of Disruptive Trading

Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with the efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may:

•	require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market;

•	require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and

Elfun Funds Prospectus

April 30, 2013

•	increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently than it would otherwise consider appropriate as assets move in and out.

Funds that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share value (which typically occurs at 4:00 p.m. Eastern Time). Funds that invest significantly in high-yield securities or small-capitalization equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.

Dividends, Capital Gains and Other Tax Information

Unless you instruct a Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will be reinvested in your account. There are no fees or charges to reinvest dividends or distributions.

If you do not instruct us to mail you a dividend check and the check is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the applicable Fund. Further, if your distribution check is not cashed within six months of the date of the check, the distribution may be reinvested in the applicable Fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code. Each Fund is subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and distribute net capital gains more frequently.

Fund	Distribution Schedule
Elfun Trusts Elfun International Equity Fund Elfun Diversified Fund	• Dividends typically are declared and paid annually. • Short-term and long-term capital gain distributions, if any, typically are declared and paid annually.
Elfun Tax-Exempt Income Fund Elfun Income Fund Elfun Money Market Fund*	• Dividends are declared daily and paid monthly. • Short-term and long-term capital gains, if any, typically are declared and paid annually.

*	All expenses of the Elfun Money Market Fund are accrued daily and deducted before declaration of dividends to unitholders.

Taxes

Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.

Except for investments made through tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gain rates, regardless of how long you have owned your units. Certain dividends paid to individuals currently may qualify to be taxed at long-term capital gain rates if necessary holding periods are satisfied.

In addition, if you sell or redeem Fund units, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you held those units. If you exchange units of one Elfun Fund for units of another Elfun Fund, the exchange will be treated as a sale and purchase of units for tax purposes.

If you buy shares of a Fund that has accumulated income or realized capital gains but has not yet distributed the income or gains shortly before the ex-dividend date, you will be “buying a dividend” by paying the full price for units of the Fund but may receive part of the purchase price back in the form of a taxable distribution. To avoid “buying a dividend,” you should check the respective Fund’s distribution schedule prior to investing. You are responsible for any tax liabilities generated by your transaction.

Distributions from Elfun Tax-Exempt Income Fund

In general, income from the Elfun Tax-Exempt Income Fund is exempt from regular Federal income tax but will generally be subject to state and local taxes. Generally because the Fund may invest in taxable securities, some dividends from net investment income may be subject to Federal, state and local income taxes. Moreover, some dividends from net investment income may be subject to Federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.

Taxes on Transactions

Redemptions (including exchanges), may result in capital gains or losses for federal income tax purposes. A capital gain or loss on your investment is generally the difference between the cost basis of your units and the proceeds you receive upon sale.

Foreign Taxes of Certain Elfun Funds

Foreign governments may impose taxes on a Fund’s investments in foreign securities, and these taxes generally will reduce the Fund’s distributions. If more than 50% of a Fund’s total assets are invested in foreign securities at the close of its taxable year, the Fund may elect to pass through to its unitholders foreign taxes it paid with respect to its investments meeting certain holding period requirements. If you meet certain holding period requirements with respect to your units of such Fund, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Elfun Funds Prospectus

April 30, 2013

Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

Backup Withholding

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of taxable Fund distributions and the proceeds from redemption of Fund units.

Additional Information

Additional information concerning the taxation of the Funds and their shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Funds.

Calculating Unit Value

Fund units are sold and redeemed at net asset value (NAV). The NAV of each Fund is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NYSE is closed on certain holidays listed in the SAI. The value of the portfolio securities held by each Fund may change on days when unitholders will not be able to purchase or redeem the Fund’s units.

The NAV per unit for each Fund is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that Fund, subtracting its liabilities, and then dividing the result by the number of that Fund’s outstanding units.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by an independent pricing service. The pricing services use various pricing models for each asset class. The inputs and assumptions to the models of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of a pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics, and a price is not provided by a pricing service or is deemed not to be reliable.

A Fund’s written or purchased options are valued at the last sales price or, if no sales occurred that day, at the last reported bid price. Portfolio securities of Elfun Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. Those procedures require that the fair value of a security be established by a valuation committee of GE Asset Management. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

Fair value determinations generally are used for securities whose value is affected by a significant event that may materially affect the value of a security, and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Portfolio securities that are valued using techniques other than market quotations, particularly securities that are “fair valued,” are subject to valuation risk.

Elfun Funds Prospectus

April 30, 2013

Financial Highlights

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been derived from the Funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

Financial Highlights

Elfun Trusts
	2012		2011	2010	2009	2008
Inception date	—		—	—	—	5/27/35
Net asset value, beginning of year	$40.35		$41.38	$38.50	$30.23	$48.73
Income (loss) from investment operations:
Net investment income	0.77		0.48	0.40	0.35	0.49
Net realized and unrealized gains (losses) on investments	7.77		0.06	4.64	9.83	(17.35)
Total income (loss) from investment operations	8.54		0.54	5.04	10.18	(16.86)
Less distributions from:
Net investment income	0.76		0.48	0.41	0.37	0.49
Return of Capital	—		—	—	0.03	0.02
Net realized gains	4.07		1.09	1.75	1.51	1.13
Total distributions	4.83		1.57	2.16	1.91	1.64

Net asset value, end of year	$44.06		$40.35	$41.38	$38.50	$30.23

Total Return (a)	21.27%		1.33%	13.07%	33.62%	(34.53)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,820,262		$1,647,396	$1,731,716	$1,639,896	$1,314,686
Ratios to average net assets:
Net investment income	1.60%		1.09%	1.00%	1.05%	1.10%
Net expenses	0.19%(b)		0.21%(b)	0.21%(b)	0.23%(b)	0.21%(b)
Gross expenses	0.19%		0.21%	0.22%	0.24%	0.22%
Portfolio turnover rate	11%		16%	14%	8%	20%

Elfun International Equity Fund			2011
	2012		2011	2010	2009	2008
Inception date	—		—	—	—	1/1/88
Net asset value, beginning of year	$15.43		$18.92	$18.24	$14.65	$28.32
Income (loss) from investment operations:
Net investment income	0.35		0.44	0.36	0.43	0.77
Net realized and unrealized gains (losses) on investments	2.88		(3.48)	0.69	3.63	(13.26)
Total income (loss) from investment operations	3.23		(3.04)	1.05	4.06	(12.49)
Less distributions from:
Net investment income	0.35		0.44	0.37	0.44	0.74
Net realized gains	—		—	—	0.03	0.44
Return of Capital	0.00	*	0.01	—	—	—
Total distributions	0.35		0.45	0.37	0.47	1.18

Net asset value, end of year	$18.31		$15.43	$18.92	$18.24	$14.65

Total Return (a)	20.95%		(16.02)%	5.77%	27.69%	(44.15)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$260,728		$240,572	$309,473	$301,332	$248,781
Ratios to average net assets:
Net investment income	1.98%		2.34%	2.05%	2.66%	3.10%
Net expenses	0.45%(b)		0.30%(b)	0.32%(b)	0.27%(b)	0.44%(b)
Gross expenses	0.45%	*	0.31%	0.34%	0.28%	0.45%
Portfolio turnover rate	47%		39%	42%	45%	41%

52	See Notes to Financial Statements

Elfun Funds Prospectus

April 30, 2013

Elfun Income Fund
	2012	2011	2010	2009	2008
Inception date	—	—	—	—	12/31/84
Net asset value, beginning of year	$11.58	$11.18	$10.73	$10.35	$11.09
Income (loss) from investment operations:
Net investment income	0.26	0.39	0.36	0.43	0.52
Net realized and unrealized gains (losses) on investments	0.42	0.48	0.52	0.38	(0.74)
Total income from investment operations	0.68	0.87	0.88	0.81	(0.22)
Less distributions from:
Net investment income	0.26	0.38	0.43	0.43	0.52
Net realized gains	0.35	0.09	—	—	—
Total distributions	0.61	0.47	0.43	0.43	0.52

Net asset value, end of year	$11.65	$11.58	$11.18	$10.73	$10.35

Total Return (a)	5.94%	7.87%	8.31%	8.04%	(2.01)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$364,407	$363,029	$350,325	$338,481	$328,913
Ratios to average net assets:
Net investment income	2.20%	3.39%	3.34%	4.15%	4.88%
Net expenses	0.23%(b)	0.24%(b)	0.23%(b)	0.24%(b)	0.16%(b)
Gross expenses (c)	0.25%	0.26%	0.27%	0.27%	0.20%
Portfolio turnover rate	402%	438%	357%	320%	451%

Elfun Tax-Exempt Income Fund
	2012	2011	2010	2009	2008
Inception date	—	—	—	—	1/1/80
Net asset value, beginning of year	$11.97	$11.33	$11.64	$10.73	$11.54
Income (loss) from investment operations:
Net investment income	0.51	0.53	0.53	0.53	0.53
Net realized and unrealized gains (losses) on investments	0.37	0.64	(0.31)	0.91	(0.81)
Total income from investment operations	0.88	1.17	0.22	1.44	(0.28)
Less distributions from:
Net investment income	0.51	0.53	0.53	0.53	0.53
Net realized gains	0.02	—	—	—	—
Total distributions	0.53	0.53	0.53	0.53	0.53

Net asset value, end of year	$12.32	$11.97	$11.33	$11.64	$10.73

Total Return (a)	7.45%	10.57%	1.86%	13.64%	(2.51)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,785,176	$1,730,904	$1,677,925	$1,776,803	$1,623,597
Ratios to average net assets:
Net investment income	4.18%	4.56%	4.54%	4.66%	4.72%
Net expenses	0.18%	0.19%	0.19%	0.18%	0.12%
Gross expenses	0.18%	0.19%	0.19%	0.18%	0.12%
Portfolio turnover rate	28%	31%	26%	33%	37%

See Notes to Financial Statements	53

Financial Highlights

Elfun Diversified Fund
	2012	2011	2010	2009	2008
Inception date	—	—	—	—	1/1/88
Net asset value, beginning of year	$16.53	$17.41	$16.08	$13.41	$19.80
Income (loss) from investment operations:
Net investment income	0.33	0.38	0.28	0.29	0.42
Net realized and unrealized gains (losses) on investments	1.78	(0.83)	1.32	2.68	(6.41)
Total income (loss) from investment operations	2.11	(0.45)	1.60	2.97	(5.99)
Less distributions from:
Net investment income	0.34	0.43	0.27	0.30	0.40
Net realized gains	—	—	—	0.00**	—
Total distributions	0.34	0.43	0.27	0.30	0.40

Net asset value, end of year	$18.30	$16.53	$17.41	$16.08	$13.41

Total Return (a)	12.77%	(2.60)%	9.98%	22.13%	(30.23)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$213.168	$210,095	$229,881	$220,654	$191,347
Ratios to average net assets:
Net investment income	1.75%	2.11%	1.76%	1.98%	2.35%
Net expenses	0.46%(b)	0.40%(b)	0.48%(b)	0.43%(b)	0.31%(b)
Gross expenses (c)	0.47%*	0.41%	0.75%	0.47%	0.33%
Portfolio turnover rate	173%	197%	148%	142%	180%

Elfun Money Market Fund
	2012	2011	2010	2009	2008
Inception date	—	—	—	—	6/13/90
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	—	0.00**	0.00**	0.00**	0.03
Total income from investment operations	—	0.00**	0.00**	0.00**	0.03
Less distributions from:
Net investment income	—	0.00**	0.00**	0.00**	0.03
Total distributions	—	0.00**	0.00**	0.00**	0.03

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (a)	0.00%	0.07%	0.15%(d)	0.42%	2.57%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$164.529	$177,378	$207,108	$244,564	$285,389
Ratios to average net assets:
Net investment income	—%	0.01%	0.06%	0.43%	2.57%
Net expenses	0.18%***	0.23%***	0.26%***	0.24%***	0.19%***
Gross expenses	0.32%	0.32%	0.28%	0.24%	0.19%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)	Reflects GE Asset Management’s waiver of a portion of the Fund’s management expenses in an amount equal to the management fee earned by GE Asset Management with respect to the Fund’s investment in an affiliated money market fund managed by GE Asset Management.

(c)	Ratios of gross expenses to average net assets do not correlate to Total Annual Fund Operating Expenses in the fee table due to Acquired Fund Fees and Expenses.

(d)	Total return is revised to correct an error in the total return calculation, which was determined not to be material to previously issued financial statements.

*	Due to a change in methodology for determining management expenses for the Fund that went into effect on May 1, 2012, expenses do not match the Total Annual Fund Operating Expenses in the fee table.

**	Less than 0.005 per share.

***	GE Asset Management has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimal annualized yield of 0.00%. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GE Asset Management at any time without prior notice.

54	See Notes to Financial Statements

Elfun Funds Prospectus

If you wish to know more

You will find additional information about the Elfun Funds in the following documents:

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference and is legally considered part of this Prospectus.

Annual Report to Unitholders: Additional information about each Fund’s investments is available in the Elfun Funds annual report to unitholders. In the annual report you will find a discussion of market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You may review and copy information about a Fund (including the SAI and other reports) at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about a Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Elfun Funds

You may obtain a free copy of the SAI or the Funds’ annual report and make inquiries by contacting:

Elfun Mutual Funds

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Telephone: 1-800-242-0134

Website: http://www.geam.com/elfunProspectus

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Transfer Agent

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor and Servicing Agent

GE Investment Distributors, Inc.

Member FINRA/SIPC

Investment Company Act file numbers:

Elfun Trusts: 811-00483

Elfun International Equity Fund: 811-05216

Elfun Income Fund: 811-03715

Elfun Tax-Exempt Income Fund: 811-02735

Elfun Diversified Fund: 811-05324

Elfun Money Market Fund: 811-05904

ELF-PRO-1 (04/13)

ELFUN FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2013

1600 Summer Street, Stamford, Connecticut 06905

For information, call 1-800-242-0134 or 203-326-4040

Elfun Trusts	ELFNX	Elfun Tax-Exempt Income Fund	ELFTX
Elfun International Equity Fund	EGLBX	Elfun Income Fund	EINFX
Elfun Diversified Fund	ELDFX	Elfun Money Market Fund	ELMXX

This Statement of Additional Information (“SAI”) supplements the information contained in the current statutory prospectus of the Elfun Funds (each a “Fund,” collectively the “Funds”) dated April 30, 2013, as it may be revised from time to time (the “Prospectus”) and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each Fund may be obtained without charge by calling the Funds at the toll-free telephone number listed above.

The Funds’ financial statements for the fiscal year ended December 31, 2012 and the Independent Registered Public Accounting firm’s Report thereon are incorporated by reference to the Funds’ Annual Report dated December 31, 2012, which may be obtained without charge by calling the Funds at the toll-free telephone number listed above. Information regarding the status of unit-holder accounts may be obtained by calling the Funds at the toll-free telephone number listed above or by writing to the Funds at 1600 Summer Street, Stamford, CT 06905 or at P.O. Box 7900, Stamford, CT 06904-7900. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS

This section supplements the information contained in the Prospectus concerning the investment objectives and principal investment strategies and risks of the following six management investment funds: Elfun Trusts, Elfun International Equity Fund (the “International Fund”), Elfun Income Fund (the “Income Fund”), Elfun Tax-Exempt Income Fund (the “Tax-Exempt Fund”), Elfun Diversified Fund (the “Diversified Fund”) and Elfun Money Market Fund (the “Money Market Fund”).

The investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting units of beneficial interest of that Fund. Certain investment restrictions also are fundamental and cannot be changed without unitholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by each Fund’s Board of Trustees (the “Board”) without unitholder approval.

There can be no assurance that any Fund will achieve its investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of a Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in the value of the securities. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments.

The stock and bond markets in the United States and internationally have been experiencing unprecedented volatility. This financial crisis caused a significant decline in the value and liquidity of many securities. Despite gains in some markets after steep declines, such as those experienced during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In these types of situations, it may not be possible to identify all significant risks and opportunities using past investment strategies or models.

Overview of Dodd-Frank Act

On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) into law. The Dodd-Frank Act significantly impacts the financial services industry and includes provisions that regulate the operation of depository institutions and their holding companies. Among other things, the Dodd-Frank Act: 1) creates the Bureau of Consumer Financial Protection, a new independent consumer watchdog agency housed within the Federal Reserve Board (“FRB”) with broad rulemaking authority to implement the consumer protection laws that apply to financial services providers and to prohibit “unfair, deceptive or abusive” acts or practices, 2) grants to the U.S. Department of the Treasury, Federal Deposit Insurance Corporation and the FRB broad new powers to seize, close and wind down “too big to fail” financial (including non-bank) institutions in an orderly fashion, 3) establishes a new Financial Stability Oversight Council, charged with identifying and responding to emerging risks throughout the financial system, composed primarily of federal financial services regulators and chaired by the Secretary of the Treasury Department, 4) restructures the federal regulatory jurisdiction over depository institutions and their holding companies, and abolishes the Office of Thrift Supervision, 5) adopts new federal oversight of the insurance industry, 6) adopts new standards and rules for the mortgage industry, 7) adopts new bank, thrift and holding company regulation, 8) adopts new federal regulation of the derivatives market, 9) adopts the so-called “Volcker Rule,” substantially restricting proprietary trading by depository institutions and their holding companies, 10) imposes requirements for “funeral plans” by large, complex financial companies, 11) establishes new regulation of the securitization market through “skin in the game” and enhanced disclosure requirements, 12) establishes new regulation of interchange fees, 13) establishes new and enhanced compensation and corporate governance oversight for the financial services industry, 14) provides enhanced oversight of municipal securities, 15) provides a specific framework for payment, clearing and settlement regulation, 16) adopts new federal hedge fund regulation, 17) adopts new fiduciary duties and regulation of broker dealers, investment companies and investment advisers, 18) tasks the federal banking agencies with adopting new and enhanced capital standards for all depository institutions, 19) significantly narrows the scope of federal preemption for national banks and federal thrifts, and 20) places a moratorium on ownership of industrial loan banks by non-financial companies.

Since the enactment of the Dodd-Frank Act, the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”) and other federal regulators have been engaged in developing rules and regulations implementing provisions of the Dodd-Frank Act. While some rules have been adopted in their final form, others remain to be finalized. The Dodd-Frank Act and the rules and regulations promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective(s) and may increase the cost of a Fund’s investments and the cost of doing business. Nevertheless, it is not possible at this time to develop a complete picture of the exact nature and scope of the impact of the Dodd-Frank Act on the Funds.

Investments in bank paper may not yield expected returns, and uncertainty exists at this time with respect to the full impact and compliance burden of the Dodd-Frank Act on the operations and profitability of depository institutions and their holding companies, because rulemaking continues to be underway. Based on the provisions of the Dodd-Frank Act and proposed and final implementing regulations, it is highly likely that depository institutions and their holding companies will be subject to significantly increased regulation and compliance obligations. Accordingly, investments in bank paper may not yield expected returns as implementation of the Dodd-Frank Act through agency rulemaking and other guidance may significantly curtail the operations and profitability of depository institutions and their holding companies.

Investment Objectives and Principal Strategies and Risks

Elfun Trusts. The investment objectives of the Elfun Trusts are long-term growth of capital and future income rather than current income. The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies, such as common and preferred stocks. A U.S. company is a company that generates at least 50% of its revenue or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S., or has the principal trading market for its securities in the U.S.

International Fund. The investment objectives of the International Fund are long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objectives by investing at least 80% (measured at the time of investment) of its net assets plus borrowings for investment purposes, under normal circumstances, in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies located in both developed and emerging market countries outside the U.S. An issuer is considered to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S., or the principal trading market for its securities is located outside the U.S. Under normal circumstances, at least 65% of the Fund’s assets are invested in securities of foreign (non-U.S.) companies representing no fewer than three different countries.

Income Fund. The investment objective of the Income Fund is a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective, by investing at least 80% (measured at the time of investment) of its net assets plus borrowings for investment purposes, under normal circumstances, in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

Tax-Exempt Fund. The investment objective of the Tax-Exempt Fund is as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager of the Fund will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from regular federal income taxes and the federal alternative minimum tax. The Fund may also hold a portion of its total assets in cash or money market instruments, including taxable money market instruments.

Diversified Fund. The investment objective of the Diversified Fund is the highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation). The Fund seeks to achieve its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management Incorporated’s (“GEAM”) Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objectives. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential and investment-grade debt securities principally for their income potential. The Fund invests in cash principally for the preservation of capital, income potential or maintenance of liquidity. Within each asset class, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company during the selection process.

GEAM has broad latitude in selecting the classes of investments to which the Diversified Fund’s assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

Money Market Fund. The investment objective of the Money Market Fund is a high level of current income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily in short-term U.S. dollar denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits. The Fund invests consistent with regulatory standards governing security quality, maturity, liquidity and portfolio diversification.

***********

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies are discussed below. Some or all of the Funds may invest in the types of instruments and engage in the types of investment strategies and techniques described in detail below. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective(s).

The following table summarizes the investment techniques that may be employed by the Funds. Certain techniques and limitations may be changed at the discretion of GEAM and in some cases may be subject to the approval by the Board. Percentage figures refer to the percentage of a Fund’s total assets (including any borrowings) that may be invested in accordance with the indicated techniques.

	Elfun Trusts	International Fund	Income Fund	Tax-Exempt Fund	Diversified Fund	Money Market Fund
Borrowing Limit	33 1/3%	33 1/3%	33 1/3%	33 1/3%*	33 1/3%	33 1/3%
Repurchase Agreements	Yes	Yes	Yes	Yes	Yes	Yes
Reverse Repurchase Agreements	No	No	No	No	Yes	Yes
Restricted and Illiquid Investments	Yes	Yes	Yes	Yes	Yes	Yes
Structured and Indexed Securities	No	No	Yes	No	Yes	No
Purchasing and Writing Securities Options	Yes	Yes	Yes	Yes	Yes	No
Purchasing and Writing Securities Index Options	Yes	Yes	Yes	Yes	Yes	No
Futures Contracts and Options on Futures Contracts	Yes	Yes	Yes	Yes	Yes	No
Forward Currency Transactions	No	Yes	Yes	No	Yes	No
Options on Foreign Currencies	No	Yes	Yes	No	Yes	No
Maximum Investment in Debt Securities	35%	20%	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent	100% (maximum of 25% BBB by S&P or Baa by Moody’s or equivalent	100%
Maximum Investment in High Yield Securities	5%	None	20% BB or B by S&P or Ba or B by Moody’s or below or of similar quality	10% BB or B by S&P or Ba or B by Moody’s or below or of similar quality	20% BB or B by S&P or Ba or B by Moody’s or below or of similar quality	None
Maximum Investment in Foreign Securities	35%**	100%	35%**	None	70%**	25%**
When-Issued and Delayed Delivery Securities	Yes	Yes	Yes	Yes	Yes	Yes
Lending Portfolio Securities	Yes	Yes	Yes	Yes	Yes	Yes
Rule 144A Securities	Yes	Yes	Yes	Yes	Yes	Yes
Debt Obligations of Supranational Agencies	No	No	Yes	No	Yes	Yes
Depositary Receipts	Yes	Yes	No	No	Yes	No
Securities of Other Investment Funds	Yes	Yes	Yes	No	Yes	Yes
Municipal Leases	No	No	Yes	Yes	Yes	No

	Elfun Trusts	International Fund	Income Fund	Tax-Exempt Fund	Diversified Fund	Money Market Fund
Floating and Variable Rate Instruments	No***	No***	Yes	Yes	Yes	Yes
Participation Interests in Municipal Obligations	No	No	Yes	Yes	Yes	No
Zero Coupon Obligations	No	No	Yes	Yes	Yes	No
Municipal Obligations Components	No	No	Yes	Yes	Yes	No
Custodial Receipts on Municipal Obligations	No	No	Yes	Yes	Yes	No
Mortgage Related Securities, including CMOs	Yes	Yes	Yes	Yes	Yes	Yes
Government Stripped Mortgage Related Securities	No	No	Yes	No	Yes	No
Asset Backed Securities and Receivable-Backed Securities	No	No	Yes	No	Yes	Yes
Mortgage Dollar Rolls	No	No	Yes	No	Yes	No
Short Sales Against the Box	No	No	No	No	Yes	Yes

*	The Elfun Tax-Exempt Fund also may borrow from banks for long-term or leveraging purposes in an amount not to exceed 10% of total assets.
**	This limitation excludes: American Depository Receipts (“ADRs”); securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission (“SEC”) and listed on a U.S. national securities exchange; and dollar-denominated securities publicly offered in the U.S. by a foreign issuer.
***	Excludes commercial paper and notes with variable and floating rates of interest.

Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Board determines present minimal credit risk and that are “Eligible Securities” at the time of acquisition by the Money Market Fund. “Eligible Securities” means securities rated by the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Money Market Fund acquires the security. Currently, four organizations are NRSROs: S&P, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Service, Inc. and Dominion Bank Ratings Service Limited. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Money Market Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

All investments purchased by the Money Market Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Money Market Fund portfolio (on a dollar-weighted basis) will be 60 days or less. The maturities of variable rate demand instruments held in the Money Market Fund’s portfolio will be deemed to be the longer of the period required before the Money Market Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate readjustment, although the stated maturities may be in excess of 397 days. The weighted average life of the Money Market Fund’s portfolio will be 120 days or less.

Under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), “Daily Liquid Assets” means (i) cash, (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or any subject to a demand feature that is exercisable and payable within one business day. The Money Market Fund will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Money Market Fund would have invested less than 10% of its total assets in Daily Liquid Assets. Under Rule 2a-7 under the 1940 Act, “Weekly Liquid Assets” means (i) cash, (ii) direct obligations of the U.S. Government, (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; or (v) securities that will mature or any subject to a demand feature that is exercisable and payable within five business days. The Money Market Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Money Market Fund would have invested less than 30% of its total assets in Weekly Liquid Assets. The Money Market Fund may maintain a higher percentage of its total assets in Daily Liquid Assets or Weekly Liquid Assets if determined to be appropriate by the Board.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the SEC under the 1940 Act. In addition, the Money Market Fund may not invest more than 3% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than 0.5% of its total assets in the Second Tier Securities of any one issuer. The Money Market Fund is also prohibited from purchasing any Second Tier Securities with a remaining maturity in excess of 45 days. The Money Market Fund may invest more than 5% (but not more than 25%) of the then-current value of the Money Market Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Money Market Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Board. The Money Market Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 20% of the Money Market Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange, and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. The Funds do not regard as a foreign security an Eligible Security issued by an issuer organized in the United States, even if affiliated with a foreign entity or otherwise serving as a nominal or co-issuer, or if issuing a security guaranteed by a foreign entity. Nor does the Money Market Fund regard as a foreign security, a dollar denominated Eligible Security issued by a foreign bank, with a branch in the United States. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less. The assets of the Money Market Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Money Market Fund also may hold restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (“Rule 144A Securities”), and that are liquid (see “Restricted Securities and Other Illiquid Investments”).

Money Market Instruments. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) Government Securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may also invest indirectly in money market instruments through investment in the GE Institutional Money Market Fund, which is generally used to invest a Fund’s cash balance, as well as the cash balances of other non-money market investment companies managed by GEAM. The Income Fund and the Diversified Fund are authorized to invest up to 25% of their assets in the GE Institutional Money Market Fund, Elfun Trusts and the International Fund may invest up to 5% of their assets in the GE Institutional Money Market Fund. The investment objective of the GE Institutional Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The GE Institutional Money Market Fund seeks to achieve this objective by investing primarily in short-term, U.S. dollar denominated money market instruments. In order to ensure that the Funds do not incur duplicative advisory fees on the cash balances invested in the GE Institutional Money Market Fund, GEAM will waive a portion of its management fee for each Fund in an amount equal to the management fee payable to GEAM by the GE Institutional Money Market Fund with respect to each Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any.

Each of the Funds may invest in the following types of Government Securities; debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an entity controlled by or supervised by, and acting as an instrumentality of, the Government of the United States pursuant to authority granted by the United States Congress, such as the following: the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”), Federal Deposit Insurance Corporation (“FDIC”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are backed by the full faith and credit of the United States (i.e., U.S. Treasury bills and notes and obligations of Ginnie Mae). Other U.S. Government securities are neither issued nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency (FHFA) acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support. Other securities issued by a Government agency or related entity also may be considered Government Securities even though they are considered derivatives or use complex structures, such as stripped mortgage-backed securities, or interest-only or principal-only securities. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government, only if the portfolio manager determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund. For purposes of a repurchase agreement entered into by a Fund, however, Government Securities serving as collateral for that repurchase agreement means only those type of Government Securities that permit the Fund to look-through the repurchase agreement to that collateral for the purposes permitted by the 1940 Act, to the extent it is necessary or appropriate for the Fund to look through to that collateral.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks in accordance with its fundamental investment restrictions on making loans. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. Each Fund will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities, it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the unitholders of the Funds and where it is feasible to recall the securities on a timely basis, GEAM may use its reasonable efforts to recall the loaned securities. GEAM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder”.

Cash and Temporary Defensive Positions. During periods when the portfolio manager believes there are adverse market, economic, political or currency conditions domestically or abroad, the portfolio manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash, or (ii) restrict the securities markets in which the Fund’s assets are invested by investing those assets in securities markets deemed by the portfolio manager to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash: (i) pending investment; (ii) for investment purposes; (iii) for cash management purposes, such as to meet redemptions, or pay operating expenses, and (iv) during a Fund restructuring. A Fund may also hold cash under circumstances where the liquidation of a Fund has been approved by each Fund’s Board and therefore, investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. To the extent that a Fund, other than the Money Market Fund holds cash, it may not achieve its investment objective(s).

Cash includes bank deposits, and highly rated, liquid short-term instruments, such as money market instruments. Certain of these instruments may be referred to as cash equivalents.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the portfolio manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the portfolio manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the portfolio manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund’s purchase of

Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors GEAM’s implementation of the standards and procedures.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis (e.g. TBA mortgage-backed securities), in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Fund’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment-grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below-investment grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below-investment grade securities generally present a higher degree of credit risk. Issuers of below-investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below-investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below-investment grade securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with its investment objectives. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by GEAM to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. GEAM also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Certain Funds may engage in reverse repurchase agreements, subject to its investment restrictions. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. The Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to the Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Fund’s custodian or a designated sub-custodian.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted Securities and Other Illiquid Investments. GEAM is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Tax-Exempt Fund and the Money Market Fund may each invest up to 5% of its assets in non-publicly traded securities. Elfun Trusts, the International Fund and the Income Fund may each invest up to 10% of its assets in such securities. The Diversified Fund is permitted to invest in restricted securities, subject to its permissible investment limits in illiquid investments. In addition, each Fund, may invest up to 10% (5% in the case of the Tax-Exempt Fund and 15% in the case of the Diversified Fund) of its assets in “illiquid investments.” In no event, however, will any Fund’s investments in illiquid and non-publicly traded securities, in the aggregate, exceed 10% of its assets (5% in the case of the Tax-Exempt Fund and 15% in the case of the Diversified Fund). An investment is considered not readily marketable or illiquid if it cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter (“OTC”) option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. In addition, securities which, if sold, might position the Income Fund or the Tax-Exempt Fund as an underwriter under the Securities Act of 1933, as amended will be deemed to be illiquid.

A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the 1933 Act. Restricted securities are not, however, considered illiquid if they are Rule 144A Securities that are determined to be liquid by the Board or by GEAM under board-approved procedures. The guidelines established by the Board or GEAM would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund’s holdings of those securities may become illiquid. Purchases by these Funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid investments are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEAM deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Foreign Investments. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

Additional Risks Related to the European Union: Many countries in the European Union are subject to high economic risks because of high levels of debt. Investments in the sovereign debt of European countries such as Greece, Italy and Spain are especially vulnerable. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure and fiscal accountability. Efforts to further unify economic and monetary policies, or to impose fiscal and monetary controls, and related political developments may increase the potential for market declines in one member state that can have a similar effect on other member states’ markets and may spread to global markets. These increased risks may persist, and may result in greater risk and volatility in the securities markets in Europe and worldwide. Unexpected adverse events may also trigger widespread efforts to sell affected securities, impairing liquidity and valuation of securities held by a Fund which may prevent a Fund from selling investments before further declines.

Foreign Government Securities. Some of the Funds may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor’s willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s unit value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each Fund, other than the Tax-Exempt Fund and the Money Market Fund, may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund’s assets consist of investments quoted or denominated in a particular currency, the Fund’s exposure to adverse developments affecting the value of such currency will increase. The International Fund often has substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain Funds, may engage in some or all of the foreign currency management practices described below. Such Funds also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the portfolio manager, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These Funds will incur costs in connection with conversions between various currencies.

Certain Funds may utilize forward currency transactions such as engaging in a forward foreign currency exchange contract. For example, a Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to help protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of securities, but it does establish a rate of exchange that can be achieved in the future.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. Deposits or commissions may be involved, however. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when they enter into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when they anticipate the receipt in a foreign currency of dividend or interest payments on such a security which either holds, the Funds may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of these Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund’s foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

Certain Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities those Funds intend to purchase. These Funds may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the portfolio manager determines that there is a pattern of correlation between the two currencies. The International Fund and Diversified Fund also may purchase and sell forward contracts to seek to increase total return when the portfolio manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Funds.

Certain Funds may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Funds’ custodian will segregate cash or other liquid assets in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis.

While certain Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while these Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. Likewise, to the extent that the International Fund and Diversified Fund enter into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. These Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the International Fund and

Diversified Fund may purchase call or put options on currency to seek to increase total return when the portfolio manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Fund. When purchased or sold to increase total return, options on currencies are considered speculative.

Emerging Markets. Each Fund other than the Tax-Exempt Fund may invest in securities issued by companies located in developing countries or emerging markets countries. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds’ investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, the Fund may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the Fund to invest in securities of certain issuers located in those countries.

Natural Disasters. The Funds may invest in securities of a region that may be more susceptible to natural disasters (including earthquakes and tsunamis) or adverse changes in climate or weather. The risks of such phenomena and the resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

Securities of Other Investment Companies. Each Fund, other than the Money Market Fund and the Tax-Exempt Fund, may invest in other investment companies that invest principally in securities in which the Fund is authorized to invest, and as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. To the extent a Fund invests in other investment companies, the Fund’s unitholders will incur certain duplicative fees and expenses, including investment advisory fees; provided however, that GEAM will waive a portion of its management fee charged to the Fund in an amount equal to the management fee payable to GEAM by the GE Institutional Money Market Fund with respect to the Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any.

Derivatives

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate (“LIBOR”), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and certain options are traded on regulated exchanges. These types of derivatives are standardized contracts for which market quotations are published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Certain types of derivative securities in which a Fund may invest are described more fully below, including swaps, options, futures contracts and options on futures contracts.

A Fund may make an investment in derivative securities to gain exposure to certain types of securities as an alternative to investing directly in such securities and to “hedge” against fluctuations in the market value of the other securities in a Fund’s portfolio due to currency exchange rate fluctuations or other factors in the securities markets. While derivative securities are useful for investment and hedging, they also carry additional risks.

A Fund’s use of various investment techniques may involve derivative instruments. There is no guarantee that these techniques will work. A Fund may, but is not required to, use derivatives as a substitute for taking a long or short position in an underlying asset, to increase returns, or as part of a hedging strategy. Some derivatives have the effect of leverage on a Fund, meaning that a small investment in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets. Potential losses from certain derivatives are unlimited. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund’s other investments which could impact Fund performance. A Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by GEAM and the portfolio manager(s) responsible for managing the Fund.

Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. Options are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if, at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Fund’s custodian or a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Fund’s custodian or a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Funds’ custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold,

requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the OTC market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. GEAM expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the OTC market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

No assurance can be given that a Fund will be able to affect closing purchase transactions at a desired time. The ability of a Fund to engage in closing purchase transactions with respect to options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the Financial Industry Regulatory Authority, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the portfolio manager. Successful use by a Fund of options will depend on the portfolio manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance. Options are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Securities Index Options. Each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the OTC market, which indices include securities held in the Fund’s portfolio. The Funds with such option-writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from the options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the date of exercise, multiplied by (2) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange, which is accomplished by purchasing an option of the same series as the option previously written, or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio manager desires that a Fund engage in such a transaction. Options are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

OTC Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. Options are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Futures Contracts and Options on Futures Contracts. Each Fund, other than the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts and options on financial futures contracts, securities (limited to debt securities in the case of the Tax-Exempt Fund) and, in the case of the Diversified Fund, interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the OTC market. If entered into, these transactions can be made for a variety of portfolio management purposes such as hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. Futures contracts may reflect the economic or investment equivalent of a long or short position in the underlying financial or securities reference depending on the terms of the futures contract. However, a futures contract that represents the equivalent of a short position is not considered to be a short sale transaction.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Funds avoid being deemed a “commodity pool operator.” Because of these investments, the Funds have claimed the applicable exemption under CFTC rules and are not registered or regulated as a commodity pool operator. In early 2012, the CFTC amended its rules to limit the ability of registered investment companies, such as the Funds, to use futures, options on futures and certain swaps and continue to rely on that CFTC exemption. Under the amended CFTC exemption, each Fund may invest in futures contracts, options on futures contracts and certain swap agreements only (i) for bona fide hedging purposes within the meaning of CFTC regulations, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). If a Fund could not satisfy these requirements, the investment strategy, disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and GEAM would be required to register that Fund as a commodity pool and operate it as required for regulated commodity pools.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Fund’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, GEAM anticipates that the Tax-Exempt Fund will invest in these instruments only in unusual circumstances, such as when the GEAM anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Funds intend to enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. Futures contracts are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Forward Currency Transactions. The Income Fund, the International Fund and the Diversified Fund may each hold currencies for various portfolio management purposes such as meeting settlement requirements for foreign securities. Certain Funds may also engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. A Fund, however, may enter into certain types of forward currency contracts subject to centralized clearing requiring deposits of collateral or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Fund’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by GEAM.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code, for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the portfolio manager’s special skills and experience with respect to those instruments and will usually depend upon the portfolio manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the portfolio manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes. Forward currency transactions are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Options on Foreign Currencies. The Income Fund, the International Fund and the Diversified Fund may each purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund.

The Funds with such option writing authority write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume. Options are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Interest Rate Swaps, Currency Swaps and Index Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Index swaps involve the exchange by a Fund with another party of their respective rights to the return on or increase in value of a basket of securities. Since currency swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used. Swaps are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Credit Default Swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If a Fund writes a credit default swap it would normally be required to segregate liquid assets equal in value to the notional value of the contract. Swaps are also subject to the risks generally associated with investments in derivatives, which are described under “Derivatives” above.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of that Fund’s net assets. Included in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. (“NYSE”) or the American Stock Exchange. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small—and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Supranational Agencies. Certain Funds may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly known as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a twelve-nation organization engaged in cooperative economic activities and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. The portfolio manager will not review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Funds nor the portfolio manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Funds nor the portfolio manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Funds monitor legislative developments and consider whether changes in the objective or policies of a Fund need to be made in response to those developments. If any such laws are enacted that would reduce the availability of Municipal Obligation for investment by the Tax-Exempt Fund so as to affect the Fund’s unit-holders adversely, the Fund will reevaluate its investment objective and policies and might submit possible changes in its structure to its unit-holders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for federal income tax purposes, the Funds would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

The Diversified Fund, Income Fund and Tax-Exempt Fund intend to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Municipal Leases. Included among Municipal Obligations in which certain Funds may invest are participations in lease obligations or installment purchase contracts issued by state or local governmental authorities (“Municipal Leases”) to obtain funds to acquire a wide variety of equipment and facilities.

Although Municipal Leases do not normally constitute general obligations of the municipality, they are ordinarily backed by the municipality’s agreement to make the payments due under the obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, Municipal Leases have additional risks not normally associated with other Municipal Obligations. Municipal Leases may contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in some states and, from time to time, certain municipalities have considered not appropriating funds for lease payments. Moreover, although some Municipal Leases will be secured by the leased equipment and facilities, the disposition of the equipment or facilities in the event of foreclosure might prove to be difficult.

Municipal Leases that a Fund may acquire will be both rated and unrated. Rated Municipal Leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the portfolio manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

An unrated Municipal Lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the portfolio manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the portfolio manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal Leases held by a Fund may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid investments, unless the Board determines on an ongoing basis that an adequate trading market exists for the Municipal Lease. In determining the liquidity of a Municipal Lease, in accordance with methods adopted by the Board, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

The Tax-Exempt Fund intends to invest in Municipal Leases of a broad range of issuers, consistent with prudent regional diversification. Interest payments on qualifying Municipal Leases are exempt from federal income taxes. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described below. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and tend to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by GEAM for the purchase of debt securities. GEAM considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of their investment portfolios. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Certain Funds may invest up to 10% of their assets in zero coupon debt obligations. Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Structured and Indexed Securities. Certain Funds may invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities, which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as Ginnie Mae, by government related organizations, such as Fannie Mae and Freddie Mac, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. Ginnie Mae, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the FHFA acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury. The status of these entities and the value of their securities and the securities which they guarantee could be affected to the extent the entities no longer receive such support.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The portfolio manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the portfolio manager, these Funds will limit their investments in these securities, together with other illiquid instruments, to not more than 10% of the value of the net assets of each Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayments of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affect the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Certain Funds may enter into transactions involving mortgage-backed securities in the “to be announced” market (“TBA”). As with other delayed-delivery transactions, in the TBA market, the seller agrees to deliver to a buyer mortgage-backed securities for an agreed upon price on an agreed upon date. However, at the time of the transaction, the seller makes no guarantee as to which or how many securities are to be delivered and the buyer agrees to accept any mortgage-backed securities that meet specified terms. For example, the buyer and the seller might agree upon the interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before the TBA mortgage-backed securities are issued. In addition to the risks described above and the risk that the underlying mortgages may be less favorable than anticipated by a Fund, investments in TBA mortgage-backed securities are also subject to the risks described in this SAI under “Derivatives” and “When-Issued and Delayed-Delivery Securities.”

Adjustable Rate Mortgage-Related Securities. Certain Funds may invest in adjustable rate mortgage related securities. Adjustable Rate Mortgages (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of ARMs will slightly lag behind changes in market rates, creating the potential for some principal loss for unit-holders who redeem their Units of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Further, if a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Ginnie Mae Certificates. Ginnie Mae Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by Ginnie Mae, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. Ginnie Mae guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. Ginnie Mae Certificates are called “pass-through” certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of Ginnie Mae Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool.

The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the Ginnie Mae Certificate.

Real Estate Related Investments. The Diversified Fund may invest in real estate related securities. There are significant risks inherent in real estate related investments. The securities of issuers that own, construct, manage, or sell residential, commercial, or industrial real estate, are subject to all of the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, lack of availability of financing, costs resulting from clean-up of environmental problems or liability to third parties for damages arising from environmental problems, and natural disasters, acts of war and terrorist attacks. The securities of issuers whose products and services are related to the real estate industry are subject to the risk that the value of those securities will be adversely affected by one or more of the foregoing risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by Ginnie Mae, Freddie Mac or Fannie Mae. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when GEAM believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by the government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate.

Government stripped mortgage related securities are currently traded in an OTC market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade in a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market exists for the securities at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate Freddie Mac and Fannie Mae mortgage certificates that meet certain liquidity criteria established by a Fund’s Board, each Fund treats government stripped mortgage related securities as illiquid and will limit each of these Funds’ investments in these securities, together with other illiquid investments, to not more than 10% of the net assets of each Fund.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Further, if a Fund purchases asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). Certain Funds may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

World Equity Benchmark Shares (“WEBS”) and Other Index-Related Securities. Certain Funds may invest in exchange traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of each Fund’s investment limitations.

Mortgage Dollar Rolls. Certain Funds may, with respect to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Swap transactions, futures contracts and other derivative-type instruments that reflect the equivalent of a short sale or a short position are not considered to be a short sale or short position for this purpose or for purposes of determining whether a short sale or position is considered to be “against the box.”

Borrowing for Long-term or Leveraging Purposes. The Tax-Exempt Fund may borrow, in an amount not to exceed 10% of the value of its total assets for long-term or leveraging purposes. The Tax-Exempt Fund may leverage its investments by purchasing securities with borrowed money. In leveraging its investments, the Tax-Exempt Fund will borrow money only from banks. Borrowing money to purchase securities will increase the Tax-Exempt Fund’s exposure to capital risk and higher current expenses. Any gain in the value of securities purchased with borrowed money or income earned from these securities that exceeds the interest paid on the amount borrowed would cause the Tax-Exempt Fund’s net asset value per Unit to increase faster than would otherwise be the case. There can be no assurance that the Tax-Exempt Fund will be able to realize a higher return on its investment portfolio than the then-current interest rate on borrowed money. If the Tax-Exempt Fund’s current investment income were not sufficient to meet interest costs on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Fund’s Units.

PORTFOLIO HOLDINGS

The Funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the Funds’ portfolio holdings is in the best interest of the Funds’ shareholders in the manner described below. GEAM and the Board may amend these policies and procedures at any time without prior notice.

Various non-Fund advisory clients of GEAM may hold securities substantially similar to those securities held by the Funds. Although GEAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other portfolios, those policies and procedures contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Funds’ portfolio holdings.

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the Funds’ portfolio holdings as of fiscal quarter end are reported to the SEC, and posted to the Funds’ website, within 60 days after the end of the Funds’ first and third fiscal quarters so that they are available to any interested person.

The following information is also available on the Funds’ website (http://www.gefunds.com/elfun) or by calling 1-800-242-0134:

1. A complete listing of each Funds’ portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) as of each month-end will be available to any interested person, no earlier than 30 calendar days following the month-end;

2. Top ten portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) for all Funds as of each month-end will be available to any interested person, no earlier than 15 calendar days after the month-end; and

3. Characteristics of securities (such as number of shares, principal amount of bonds, percentage of portfolio, sector, country, regional, quality and duration breakdowns, depending on the type of account) held in any of the Funds based on a Fund’s entire portfolio (or a portion thereof) as of each month-end will be available to any interested person, no earlier than 15 calendar days after the month-end.

Fund portfolio holdings may be posted earlier or later than reflected above as a result of regulatory requirements.

For the Money Market Fund, in order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the Money Market Fund’s holdings, as well as its weighted average maturity and weighted average life, will be posted on the Funds’ website five business days after the end of the month and will remain posted for six months thereafter.

The Funds’ portfolio holdings information will be available on the Funds’ website until updated for the next appropriate period. This information may not be disclosed to any person earlier than the date it has been posted to the Funds’ website.

The Funds and GEAM reserve the right to make the Funds’ portfolio holdings and related information available on the Funds’ website earlier or later than permitted above if it is determined prior to such disclosure that (1) there is a legitimate business purpose to do so (as described below in the paragraphs related to selective disclosures of Fund portfolio holdings information); (2) any actual or potential conflicts of interest between the Funds and their affiliates are reviewed and considered; and (3) the timing of such disclosure is not expected to result in harm to the Funds. Prior to such disclosure being released and made available to the public on the Funds’ website, the following condition must be met: (a) Any Senior Vice President or Vice President of GEAM’s Legal Department or GEAM’s General Counsel; (b) any Manager of GEAM’s Compliance Department; and (c) the Chief Investment Officer (or other individual in a senior management position) of the applicable Fund, (i) must be informed of each arrangement involving the proposed disclosure of the Funds’ portfolio holdings information in a timeframe different from the standard timeframe, (ii) must analyze it to determine potential and actual conflicts of interests in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence.

Portfolio managers and other senior officers of GEAM may disclose or confirm the ownership by a Fund of any individual holdings or number of holdings to the press or other interested persons as long as such information has been previously publicly disclosed in accordance with the above. For example, a portfolio manager discussing a particular Fund may indicate that such Fund holds a security only if the Fund’s holding of such security has been publicly disclosed.

Selective (i.e. non-public) disclosures of portfolio holdings information relating to the Funds, even if subject to the conditions specified in the portfolio holdings policies and procedures, should be done only where legitimate business purposes of the Funds are served and the potential and actual conflicts of interest between the Funds and their affiliates are reviewed and considered.

Selective disclosures could be considered to serve the legitimate business purposes of the Funds, if: (1) done to further the interests of the Funds and (2) the disclosure is not expected to result in harm to the Funds (such harm could occur by permitting third parties to trade ahead of, or front run, the Funds or to effect trades in shares of the Funds with portfolio holdings information that other current or potential investors do not have). For example, certain vendors of GEAM or the Funds provide services that are essential in the operations of the Funds, or assist GEAM in providing services to the Funds or in conducting its investment management business activities in general. In order to properly perform these services, these vendors typically need to obtain Fund portfolio holdings information on a very frequent and timely basis, often on the same day it is derived. In addition, certain institutional Fund clients (and their representatives) may require us to provide them with more timely portfolio holdings information for their review, in fulfillment of their fiduciary obligations.

Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered. For example, there may be situations where the selective disclosure of a Fund’s portfolio holdings information facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and GEAM. However, such selective disclosures should not be made for the benefit of GEAM or its affiliates, such as the receipt of compensation for the disclosure of those portfolio holdings, without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

The following conditions must be met in order to disclose Fund portfolio holdings information before it is released and made available to the public:

(1)(a) Any Senior Vice President or Vice President of GEAM’s Legal department or GEAM’s General Counsel; (b) any Manager of GEAM’s Compliance department; and (c) the Chief Investment Officer, or other individual in a senior management position of the applicable Fund, (i) must be informed of each arrangement involving selective disclosure of Fund portfolio holdings information, (ii) must analyze it to determine potential and actual conflicts of interest in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence; and

(2) Depending on the type of recipient, the recipient of the information must agree in writing to maintain the confidentiality of the information provided and not to share it with anyone other than those persons who, on a need-to-know basis, assist it in fulfilling its fiduciary obligations (or the recipient must be subject to professional or ethical obligations not to disclose or improperly use the information, such as would apply to independent public accounting firms and legal counsel), and not to trade on the basis of the information provided in any account over which it has influence or control, until the public release of the information; and

(3) GEAM’s Relationship Management department must maintain a list of all entities that receive selective disclosure of portfolio holdings and the reason for such disclosure.

The following entities may also be provided Fund portfolio holdings information on a daily basis without any delay in transmission without being subject to the above conditions:

•	Entities that are subject to professional or ethical obligations not to disclose or improperly use the information (e.g., independent public accounting firms and legal counsel).

•	Broker-dealers or futures commission merchants in connection with the purchase or sale of securities, requests for price quotations on securities or bids on securities.

•	A custodian in connection with the provision of custodial services to the mutual fund.

As of the date of this SAI, the Funds provide their portfolio holdings to the following entities as of a date more frequent than month-end and/or prior to the time lag period (i.e., 30 days or 15 days) set forth above:

•	Custodian (sub-custodians) and accounting agent;

•	Securities lending agent(s);

•	Proxy voting agent(s);

•	Transfer agent (in the event of a redemption or purchase in-kind);

•	A GE affiliated provider of certain administrative functions;

•	Legal counsel to the Funds, GEAM or non-interested trustees of the Funds;

•	Auditor(s);

•	Financial printer(s);

•	Provider(s) of attribution and/or portfolio analysis, including:

•	FactSet Research Systems, Inc.

•	Richards & Tierney, Inc.

•	Rating agencies;

•

Other recipients could include various stock markets and exchanges, regulatory authorities and, to a more limited extent, the issuers of securities held by the Funds with respect to only the securities of the particular issuer.

Neither the Funds nor GEAM receive separate compensation with respect to the selective disclosure of portfolio holdings from any recipient of such information.

The Funds will make reasonable efforts to work with the entities listed above to obtain written acknowledgements and to implement the conditions described above. GEAM’s Compliance department will analyze no less frequently than annually the shareholder records of the Funds in an effort to determine whether any Fund client or critical vendor violated the no trading ban that is in effect until the public release of the portfolio holdings information. GEAM’s Compliance department will review the findings of the analysis with GEAM’s Legal department. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion. Certain employees of GEAM and GE Investment Distributors, Inc. (“GEID” or the “Distributor”) may also have access to that non-public portfolio information, but those employees will normally be subject to a code of ethics and other policies and procedures intended to prevent misconduct.

There can be no assurance that the Funds’ policies and procedures on disclosure of portfolio holdings will protect the Funds from misuse of such information by individuals or entities that come into possession of the information.

INVESTMENT RESTRICTIONS

The Funds are subject to certain fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the approval of the holders of a majority of the outstanding voting units of the Funds affected by such change. Non-fundamental policies may be changed by a majority vote of the Board at any time.

Fundamental Investment Restrictions for all Funds other than the Diversified Fund

1. Investment in the Securities of any one Issuer. (a) No Fund may invest more than 5% of its total assets in the securities (other than Government Securities and, in the case of the International Fund, other than securities issued or guaranteed by a foreign country or its instrumentalities) of a single issuer, except that up to 25% of the value of the assets of the Money Market Fund, the Income Fund and the Tax-Exempt Fund may be invested without regard to this limitation. (b) No Fund may purchase more than 10% (or 15%, in the case of the Income Fund, the Tax-Exempt Fund and the International Fund) of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) No Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction. The Tax-Exempt Fund will regard each state and each of its political subdivisions, agencies and instrumentalities as a single issuer; if private companies are responsible for payment of principal and interest, the Tax-Exempt Fund will regard each as a separate issuer for purposes of this restriction.

2. Investment in a Particular Industry. No Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. The Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. In addition, domestic bank obligations held by the Money Market Fund and the Tax-Exempt Fund are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

3. Borrowing. The Funds may not borrow money, except that (i) the Money Market Fund may enter into reverse repurchase agreements, (ii) the Tax-Exempt Fund may borrow for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets and (iii) each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the Income Fund and the Tax-Exempt Fund, 10% of the value of the Fund’s total assets, and in the case of the International Fund and the Money Market Fund, 20% of the value of the Fund’s total assets. The International Fund and Elfun Trusts can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of either the Income Fund’s, the International Fund’s or the Money Market Fund’s total assets are outstanding, the respective Fund will not make any additional investments.

4. Lending. No Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30%, in the case of Elfun Trusts’ and the International Fund’s, or 33 1/3% in the case of the Income Fund’s, the Tax-Exempt Fund’s or the Money Market Fund’s, net assets taken at market value; (b) in the case of the International Fund, the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities); (c) in the case of the Income Fund, entering into repurchase agreements; (d) in the case of the Income Fund and the Tax-Exempt Fund, entering into security lending agreements and purchasing debt obligations; and (e) in the case of Elfun Trusts, the Income Fund and the Tax-Exempt Fund, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities. The Tax-Exempt Fund will not make any loan if more than 20% of its assets would be subject to security lending agreements.

5. Purchase Securities on Margin; Short Sales. No Fund may purchase securities on margin or make short sales, except that the Money Market Fund may make short sales against the box and in order to achieve better net results on portfolio transactions or lower brokerage commission rates, the International Fund may join with other investment companies or client accounts managed by GEAM in the purchase or sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

6. Participation in the Underwriting of Securities. No Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Income and the Tax-Exempt Funds may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

7. Real Estate. No Fund, other than the Income Fund, may purchase or sell real estate and neither Elfun Trusts nor the Money Market Fund may invest in real estate limited partnership interests, except that a Fund, other than the Tax-Exempt Fund, may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

8. Commodities. No Fund may purchase or sell commodities or commodities contracts, except that each Fund, other than the Money Market Fund, may invest in futures contracts and related options and other similar contracts (including, in the case of the Income Fund and the International Fund, foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

9. Restricted Securities and Illiquid Investments. No Fund may purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if, in the case of Elfun Trusts, the Income Fund, the Money Market Fund and the International Fund, more than 10% of the net assets of the Fund would be invested in any combination of these securities, and, in the case of the Tax-Exempt Fund, no more than 5% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board of Trustees based upon the trading markets for the securities.

10. Other Investment Companies. (a) Elfun Trusts, the International Fund or the Money Market Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker’s commission. (b) Elfun Trusts, the Income Fund, the International Fund or the Money Market Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. (c) The Income Fund may not purchase the securities of other investment companies, except for money market funds and investment in equity securities issued by foreign banks provided that all other investment companies having the same adviser as the Income Fund would not own more than 10% of the total outstanding voting securities of the foreign bank. (d) The Tax-Exempt Fund may not invest in the securities of other investment companies. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

11. Options. Neither the Income Fund nor the Tax-Exempt Fund may purchase put options on securities if more than 10% of the Fund’s net assets would be invested in premiums on options or if the aggregate value of the obligations underlying the put options written by the Fund exceed 50% of the Fund’s net assets.

12. Pledging. Neither the Income Fund nor the Tax-Exempt Fund may pledge, mortgage or hypothecate its assets except (a) to secure borrowings, the Income Fund and the Tax-Exempt Fund may pledge securities which together with all securities previously pledged do not exceed 5% of the Fund’s total assets and (b) the Income Fund and the Tax-Exempt Fund may make premium and margin payments in connection with transactions involving financial futures contracts and options on financial futures contracts, securities indexes and securities.

13. Transactions with Affiliates. Neither the Income Fund nor the Tax-Exempt Fund may purchase from or sell to any of its officers or Trustees, or the officers or directors of GEAM, its portfolio securities.

14. Options, Straddles and Spreads. The International Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, except as described in this Statement of Additional Information and the Prospectus, and the Money Market Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, if the value of the Money Market Fund’s aggregate investment in these types of securities would exceed 5% of its total assets.

15. Mineral Exploration. The Tax-Exempt Fund may not invest in oil, gas, or other mineral leases or production agreements, although the Fund may invest in municipal bonds secured by mineral interests.

16. Affiliate Ownership. Neither Elfun Trusts, the Tax-Exempt Fund nor the Income Fund may purchase or retain securities of any company if, to the knowledge of GEAM or the Fund’s Trustees, officers or Trustees of the Fund or officers and directors of GEAM individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

17. Control/Management. The Tax-Exempt Fund may not invest in companies for the purpose of exercising control or management.

Notes to Fundamental Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500 Composite Stock Price Index (the “S&P 500® Index”). In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.

Non-Fundamental Investment Restrictions for all Funds other than the Diversified Fund

The Funds have adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board without unitholder approval.

1. Unseasoned Issuers, Restricted Securities and Illiquid Investments. No Fund may purchase securities if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. No Fund may invest more than 15% of its total assets (10% in the case of the Tax-Exempt Fund), in the aggregate, in the securities of unseasoned issuers, restricted securities and illiquid investments, excluding, for purposes of this 15% restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board of Trustees based upon the trading markets for the securities (“Rule 144A Securities”). In addition, no Fund may invest more than 50% of its net assets in the securities of unseasoned issuers and restricted securities, including, for purposes of this 50% restriction, Rule 144A Securities.

2. Warrants. No Fund may purchase warrants if, as a result, the investment (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets of which not more than 2% of the value of the Fund’s net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (“NYSE”) or the American Stock Exchange. The Money Market Fund may not invest in any form of warrants.

3. Mineral Exploration. Neither Elfun Trusts nor the International Fund may invest in oil, gas, or other mineral exploration or development programs, or leases, although the Funds may invest in securities of companies involved in these programs or leases. The Income Fund may not invest in oil, gas, or other mineral exploration or development programs or partnerships, or leases. The Money Market Fund may not invest in oil, gas, or other mineral exploration or development programs.

4. Pledging. Neither Elfun Trusts nor the International Fund may pledge more than 10% of its assets, except as provided in this Statement of Additional Information and in the Prospectus. The Money Market Fund may not pledge, mortgage or hypothecate its assets except for emergency or extraordinary purposes.

5. Hedging. No Fund may (a) enter into forward foreign currency exchange or futures contracts or foreign currency options contracts to sell foreign currencies, except for the purpose of hedging to protect portfolio securities against the decline in the value of currency or to lock-in the dollar value of an anticipated disbursement or receipt in a foreign currency, (b) purchase and write put and call options on stock indexes, purchase and sell stock index futures and invest in interest in rate futures contracts and options on interest rate futures contracts, except for the purpose of hedging or (c) enter into foreign currency futures if the aggregate margin deposits made by the Fund exceed 5% of the Fund’s total assets excluding amounts in-the-money.

6. Affiliate Ownership. Neither the International Fund nor the Money Market Fund may purchase or retain securities of any company if, to the knowledge of GEAM or the Fund’s Trustees, officers or trustees of the Fund or officers and directors of GEAM individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

7. Control/Management. Neither the Income Fund, the International Fund nor Elfun Trusts may invest in companies for the purpose of exercising control or management.

8. Real Estate. In connection with the fundamental restriction prohibiting the Tax-Exempt Fund and the International Fund from investing in real estate, the Tax-Exempt Fund and the International Fund may not invest in real estate limited partnerships. The Income Fund may not purchase or sell real estate, except that the Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts in an amount not to exceed 10% of the Fund’s net assets or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

9. Other Investment Companies. In connection with the fundamental restriction prohibiting the Income Fund from investing in the securities of other investment companies, the Income Fund may not invest in the securities of these other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker’s commission.

10. Options. The Money Market Fund may not purchase or sell options on securities, options on stock index futures or financial futures unless they are written by other persons and listed on a national securities or commodities exchange and any premiums on the options held by the Fund may not exceed 20% of the Fund’s total net assets. The International Fund may not write, sell or purchase additional options if as a result thereof the value of the options will exceed 5% of its net assets or if the value of the stock underlying calls written would exceed 25% of its net assets.

11. Loans. The Trust Agreement of Elfun Trusts does not restrict the power of the Trustees to make loans to individuals. While it is not the policy of the trustees of Elfun Trusts to make loans, the registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act reserved for Elfun Trusts freedom of action to make interest-bearing loans to unit-holders. The loans are to be secured by Elfun Trusts’ Units of the unit-holder, either with or without other collateral, in principal amounts aggregating not more than 15% of the then total assets of Elfun Trusts. This policy does not restrict the authority of Elfun Trusts with respect to its investment in financial futures contracts and options contracts on financial futures, securities indices and securities.

12. Investment in the Securities of any one Issuer. (a) The International Fund will not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer. (b) Neither the Income Fund, the Tax-Exempt Fund nor the International Fund may purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction.

13. Investment in a Particular Industry. The Tax-Exempt Fund will not exclude domestic bank obligations in determining the amount of its assets which may be invested in a particular industry.

14. Name Requirement. Each of the Funds, with the exception of Elfun Trusts, invests at least 80% of its net assets plus borrowings for investment purposes in the type of investments implied by its name. Each of these Funds will provide shareholders at least 60 days prior notice before any change in this non-fundamental policy.

15. Senior Securities. No Fund may issue senior securities, except as otherwise permitted by its fundamental policies or by applicable law. (Each Fund hereby undertakes to seek unitholder approval of this policy as a fundamental policy as part of the next unitholder meeting of the Fund, when and if such unitholder meeting occurs).

Notes to Non-Fundamental Investment Restrictions

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of non-fundamental investment restriction number13, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.

Fundamental Investment Restrictions for the Diversified Fund

1. Investments in the Securities of any one Issuer. The Fund may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. (b) The Fund may not purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

2. Investment in a Particular Industry. The Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. However, each foreign country’s banks are regarded as a separate industry.

3. Borrowing. The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, (e) engage in transactions in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

4. Lending. The Fund may not lend it assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

5. Senior Securities. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

6. Participation in the Underwriting of Securities. The Fund may not participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting.

7. Real Estate. The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

8. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by law.

Notes to Fundamental Investment Restrictions for the Diversified Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Diversified Fund may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, the Diversified Fund may select its own industry classifications, provided such classifications are reasonable.

Non-Fundamental Investment Restrictions for the Diversified Fund

The Diversified Fund has also adopted the following additional investment restrictions. These are not fundamental and may be changed by the Board without unitholder approval.

1. Unseasoned Issuers, Restricted Securities and Illiquid Investments. The Fund may not purchase securities if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. The Fund may not purchase illiquid investments if more than 15% of its net assets, taken at market value, would be invested in such “illiquid investments.” For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business. The Fund may not invest more than 15% of its total assets, in the aggregate, in the securities of unseasoned issuers, restricted securities and illiquid investments, excluding, for purposes of this 15% restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board of Trustees based upon the trading markets for the securities (“Rule 144A Securities”). In addition, the Fund may not invest more than 50% of its net assets in the securities of unseasoned issuers and restricted securities, including, for purposes of this 50% restriction, Rule 144A Securities.

2. Warrants. The Fund may not purchase warrants if, as a result, the investment (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets of which not more than 2% of the value of the Fund’s net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (“NYSE”) or the American Stock Exchange.

3. Mineral Exploration. The Fund may not invest in oil, gas, or other mineral exploration or development programs, or leases, although the Fund may invest in securities of companies involved in these programs or leases.

4. Pledging. The Fund may not pledge more than 10% of its assets, except as provided in this Statement of Additional Information and in the Prospectus.

5. Hedging. The Fund may not (a) enter into forward foreign currency exchange or futures contracts or foreign currency options contracts to sell foreign currencies, except for the purpose of hedging to protect portfolio securities against the decline in the value of currency or to lock-in the dollar value of an anticipated disbursement or receipt in a foreign currency, (b) purchase and write put and call options on stock indexes, purchase and sell stock index futures and invest in interest in rate futures contracts and options on interest rate futures contracts, except for the purpose of hedging or (c) enter into foreign currency futures if the aggregate margin deposits made by the Fund exceed 5% of the Fund’s total assets excluding amounts in-the-money.

6. Affiliate Ownership. The Fund may not purchase or retain securities of any company if, to the knowledge of GEAM or the Fund’s Trustees, officers or trustees of the Fund or officers and directors of GEAM individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

7. Other Investment Companies. The Fund may not (a) invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than customary broker’s commission; (b) invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. The limitations described above do not apply to the extent an investment is otherwise permitted by applicable law or if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

Notes to Non-Fundamental Investment Restrictions for the Diversified Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction.

PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for each Fund are made by the portfolio manager(s), subject to review by the Fund’s Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Whenever GEAM deems it to be beneficial to a Fund, it may aggregate a Fund’s purchase, sale or other activities with those being performed by GEAM for other customers.

The following table shows the amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in GEAM’s outlook. Funds that are not listed paid no brokerage commissions.

Fund	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Elfun Trusts	$452,940	$450,666	$432,632
International Fund	$390,074	$335,707	$349,091
Diversified Fund	$155,372	$173,142	$144,817

The Funds have adopted, and each Fund’s Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these procedures, in selecting brokers or dealers to execute securities transactions on behalf of a Fund, the portfolio manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available to ensure best execution for any transaction, the portfolio manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the portfolio manager does not take into account a broker or dealer’s promotional or sales efforts on behalf of a Fund.

In addition, each investment advisory agreement between a Fund and GEAM authorizes GEAM, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which GEAM or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to GEAM in servicing that Fund as well as all of GEAM’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of transactions involved during the fiscal period ended December 31, 2012. Funds that are not listed paid no brokerage commissions to firms that provide such services.

Fund	Amount of Transactions To Firms Providing Brokerage and Research Services	Amount of Commissions on Those Transactions
Elfun Trusts	$173,855,228	$111,057
International Fund	$46,649,493	$76,715
Diversified Fund	$69,843,251	$47,330

The following table shows the dollar amount of brokerage commissions paid to each firm that provided research and brokerage services obtained in compliance with Section 28(e) of the Exchange Act and the approximate dollar amount of transactions involved during the fiscal year ended December 31, 2012.

Firm	Commissions Paid to Firm for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
Citigroup	$48,010	$61,147,116
Barclay’s Capital Inc.	$46,629	$69,428,428
Credit Suisse	$42,020	$49,828,121
UBS	$30,781	$17,528,421
Weeden & Co.	$28,879	$50,480,509
Morgan Stanley and Co.	$21,243	$23,003,366
BTIG LLC	$13,575	$9,845,479
ITG Channel Europe	$2,032	$6,319,034
Bank of America Merrill Lynch	$1,439	$2,016,467
Bloomberg Trading	$494	$751,031

Each Fund’s Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. OTC purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or GEAM is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

GEAM may select broker-dealers that are affiliated with the Funds or GEAM. All brokerage transaction commissions paid to affiliates will be fair and reasonable. Each Fund’s Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by each Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of GEAM, the use of the Distributor is likely to result in a price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of brokerage compensation that it receives from a Fund.

The Funds did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years.

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Fund during the fiscal year (excluding from the computation amounts relating to all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less). For example, a portfolio turnover rate of 100% during a fiscal year would mean that all of a Fund’s securities (except those excluded from the calculation) were replaced once during that fiscal year. Certain of the Funds’ investment strategies may result in a Fund having a higher portfolio turnover rate. High portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in the Fund. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective(s) and policies. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown below. Turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements resulting from fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in a portfolio manager’s outlook.

Because short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund’s paying higher brokerage commissions.

The following table shows the portfolio turnover rates for each Fund for the fiscal periods ended December 31, 2012 and December 31, 2011:

Fund	Portfolio Turnover for Period Ended 12/31/12	Portfolio Turnover for Period Ended 12/31/11
Elfun Trusts	11%	16%
International Fund	47%	39%
Diversified Fund	173%	197%
Tax-Exempt Fund	28%	31%
Income Fund	402%	438%
Money Market Fund	N/A	N/A

WHO MAY OWN FUND UNITS

The Prospectus lists eligible purchasers of Fund Units, which includes Elfun Society members and their spouses and children. In the case of minor children of Elfun Society members, Units must be registered in the name of a custodian under a Uniform Gifts to Minors statute or in the name of a trust in which such children have a beneficial interest.

Units may only be transferred to persons or entities otherwise eligible to own Units and to trusts for the exclusive benefit of such persons or entities. Units are not otherwise transferable but unit-holders may assign their right to redeem their Units for purposes of collateral for a loan by executing an instrument of assignment from the Servicing Agent.

Units may be registered in the joint names of two adults eligible to own Units and provide for the right of survivorship as between the joint unit-holders, unless the unit-holders reside in a community property state or request tenancy in common.

If a prospective purchaser’s eligibility to purchase Fund Units can be verified immediately, such purchase of Fund Units shall be effected immediately. However, if a prospective purchaser does not fully and accurately complete an investment application or a prospective purchaser is deemed ineligible to purchase Fund Units, such purchase of Fund Units shall not be effected and the funds accompanying such investment application shall be returned to the prospective purchaser.

If a prospective purchaser’s eligibility to purchase Fund Units cannot be verified immediately, the purchase of Fund Units shall be effected until such time as eligibility is verified. If eligibility cannot be verified or a prospective purchaser is deemed ineligible to purchase Fund Units after the purchase of Fund Units is effected, such Fund Units shall be immediately redeemed at a price reflecting the net asset value per Fund Unit next calculated after such determination is made, which may result in a loss of your investment.

MANAGEMENT OF THE FUNDS

Trustees and Officers

Board’s Oversight Role in Management. The Boards’ role in management of the Funds is oversight of activities of service providers and officers. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily GEAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). Pursuant to an exemptive order received from the Commission, each of the Funds is exempt from the provisions of the 1940 Act which requires a registered investment company to have non-interested persons on its Board of Trustees.1 The Boards are composed entirely of interested persons and each Trustee of the Funds is also a senior officer of GEAM. As such, they each possess extensive and in-depth knowledge about the management of the Funds, the Funds’ performance, and the nature, extent and quality of the services provided to the Funds. Each Board’s audit committee meets during its scheduled meetings as needed, and between meetings the Chair of the Audit Committee maintains contact, with the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of GEAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. GEAM and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address among other things particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risk. The Boards also receive reports from internal GEAM counsel who regularly consults with outside counsel to GEAM and certain other investment companies advised and sponsored by GEAM regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities, or make the Board obligated to perform those activities directly.

Board Composition and Leadership Structure. All Trustees are senior officers of GEAM.

Three Trustees are members of the Funds’ Audit Committee. The Audit Committee evaluates and selects the Funds’ independent auditors. The Audit Committee meets with the Funds’ independent auditors to review the scope and cost of the Funds’ audit, reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors approves the provision of such services after considering the possible effect of such services on their independence. During the prior fiscal year, the Audit Committee held three meetings.

The Board of each Fund has delegated to GEAM’s fair valuation committee (the “Valuation Committee”) responsibility for establishing the fair value of securities and other investments for which quotations or other market values are either not readily available or do not reflect all market developments. The Valuation Committee performs its role subject to valuation procedures approved by the Boards. The Valuation Committee is comprised of several GEAM officers, including the Chief Investment Officer of each asset class. At least one Trustee

[1]	The Funds are also exempt from other provisions of the 1940 Act, such as Section 15(c), that impose obligations on a fund’s non-interested directors/trustees.

participates in each meeting of the Valuation Committee and each fair value approved by the Valuation Committee is reviewed by the Board at its next regularly scheduled meeting.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills. The Board of each Fund believes that the significance of each trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single trustee, or particular single factor, being indicative of Board effectiveness. However, the Board of each Fund believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, in order to exercise effective business judgment in the performance of their duties, and the Board of each Fund believes that its members satisfy this standard. The Board also believes that they are able to interact effectively with Fund management, service providers and counsel as each trustee is also a senior officer at GEAM. Experience relevant to having this ability may be achieved through a trustee’s educational background; business or professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other professional or life experiences. To assist them in evaluating matters under federal and state law, the trustees may benefit from information provided by internal counsel who regularly consults with outside counsel to GEAM and certain other investment companies advised and sponsored by GEAM who have significant experience advising funds and fund board members. The Boards and its committees have the ability to engage other experts as appropriate. The Board of each Fund evaluates its performance on an annual basis.

Detailed information about each trustee and executive officer of the Funds, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Each person named as a trustee also may serve in a similar capacity for other Funds advised by GEAM. The executive officers of the Funds are employees of organizations that provide services to the Funds. The business address of each Trustee and executive officer is 1600 Summer Street, Stamford, Connecticut 06905.

TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Dmitri Stockton c/o GEAM 1600 Summer St. Stamford, CT 06905 49	Trustee	Until successor is elected and qualified – 2 years	President and Chief Executive Officer and Director of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.	8	Member of the Board of the GE Foundation since November 2009; Member of the Board of Bank BPH in Poland since June 2008; Member of the Executive Advisory Board at North Carolina A&T State University School of Business and Economics since March 2011; Member of the National Board of Directors of A Better Chance since January 2012 and Thurgood Marshall College Fund since March 2012; Member of the Executive Leadership Council at North Carolina A&T State University School of Business and Economics since 2008; Trustee of GE Savings & Security Funds and General Electric Pension Trust since May 2011.

George A. Bicher c/o GEAM 1600 Summer St. Stamford, CT 06905 54	Trustee	Until successor is elected and qualified – 2 years	Chief Risk Officer of GEAM since March 2011; formerly, Senior Vice President and Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since March 2011.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Paul M. Colonna c/o GEAM 1600 Summer St. Stamford, CT 06905 45	Trustee	Until successor is elected and qualified – 5 years	President and Chief Investment Officer – Public Investments of GEAM since March 2012; President and Chief Investment Officer – Fixed Income Investments at GEAM from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007; Senior Vice President – Structured Products of GEAM from March 2002 to March 2005.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since February 2007; Director of GE Asset Management Limited since December 2007.

Michael J. Cosgrove c/o GEAM 1600 Summer St. Stamford, CT 06905 63	Trustee	Until successor is elected and qualified – 25 years	President of Mutual Funds and Global Investment Programs of GEAM since November 2011; Director of GEAM since 1988; President and Chief Executive Officer – Mutual Funds and Intermediary Business of GEAM from March 2007 to November 2011; Executive Vice President of GEAM from February 1997 to March 2007; and Executive Vice President -Mutual Funds of GEAM from March 1993 to March 2007.	25	Chairman of the Board and President of GE Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of GE Savings & Security Funds, and General Electric Pension Trust since 1988; Trustee of Fordham University from 2002 through June 2010 and since July 2011; Director of GE Investments Distributors, Inc. since June 2011; Director of the Skin Cancer Foundation since August 2010; Member of the Board of Governors of the Investment Company Institute since October 2006; Director of GE Asset Management (Ireland) since February 1999; GE Asset Management Funds Plc since 1998, GE Asset Management Canada Company since 1998, GE Asset Management Limited since 1998 and GEAM since 1988; Trustee of General Electric Insurance Plan Trust since 1988; and Chairman of the Board; President of GE Funds from 1993 to February 2011 and Trustee, GE Volunteers from 1993 to June 2010.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Greg Hartch c/o GEAM 1600 Summer St. Stamford, CT 06905 43	Trustee	Until successor is elected and qualified – 1 year	Executive Vice President and Strategy and Business Development Leader of GEAM since January 2013; Senior Vice President and Strategy and Business Development Leader from December 2011 to January 2013; Senior Vice President – Tactical Asset Allocation of GEAM from 2010 to December 2011; Managing Director – International Real Estate of GEAM from 2007 to 2010; Director of Fixed Income Research of GEAM from 2004 to 2007; and Senior Vice President – Alternative Assets of GEAM from 2002 to 2004.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since January 2012; and Member of the Board of Trustees of Brunswick School in Greenwich, Connecticut.

Jessica L. Holscott c/o GEAM 1600 Summer St. Stamford, CT 06905 37	Trustee	Until successor is elected and qualified – Less than 1 year	Executive Vice President and Chief Financial Officer of GEAM since August 2012; Staff Executive and Analyst for General Electric’s Chief Financial Officer from April 2011 to August 2012; General Electric Investor Relations from July 2009 to April 2011; Chief Financial Officer, NBC Local Media from 2007 to July 2009.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since August 2012; Director of GEAM since August 2012.

Ralph R. Layman c/o GEAM 1600 Summer St. Stamford, CT 06905 57	Trustee	Until successor is elected and qualified – 21 years	Chief Investment Officer, Emeritus and Executive Vice President since March 2012; President and Chief Investment Officer, Public Equity Investments of GEAM from June 2009 to March 2012; President, International Equities from March 2007 to June 2009 ; Executive Vice President of GEAM from 1993 to March 2007; Executive Vice President – International Equity Investments of GEAM from 2000 to March 2007.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited since September 2005.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Matthew J. Simpson c/o GEAM 1600 Summer St. Stamford, CT 06905 52	Trustee and Secretary	Until successor is elected and qualified – 5 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of GE Savings & Security Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.	25	Trustee of GE Institutional Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007; Director of GE Investments Funds, Inc. and GEAM since July 2007 and Trustee and Executive Vice President of GE Funds from July 2007 to February 2011.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Donald W. Torey c/o GEAM 1600 Summer St. Stamford, CT 06905 56	Trustee	Until successor is elected and qualified – 19 years	President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Director of GEIC from 1993 – 2000 (when GEIC was merged into GEAM); Executive Vice President – Alternative Investments of GEIC from 1997 – 2000.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht c/o GEAM 1600 Summer St. Stamford, CT 06905 57	Trustee	Until successor is elected and qualified – 4 years	President and Chief Investment Officer – Investment Solutions of GEAM since February 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Funds from 1998 to 2004.	8	Trustee of GE Savings & Security Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008.

Arthur A. Jensen c/o GEAM 1600 Summer St. Stamford, CT 06905 46	Treasurer	Until successor is elected and qualified – 1 year	Treasurer of GE Institutional Funds, GE Investments Funds, Inc. and GE Savings & Security Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.	N/A	N/A

Joon Won Choe c/o GEAM 1600 Summer St. Stamford, CT 06905 43	Assistant Secretary	Until successor is elected and qualified – 2 years	Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of GE Savings & Security Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Jeanne M. LaPorta c/o GEAM 1600 Summer St. Stamford, CT 06905 47	Vice President	Until successor is elected and qualified – 10 years	Senior Vice President and Commercial Administrative Officer of GEAM since April 2010; Vice President of GE Institutional Funds and GE Investments Funds, Inc. since July 2003; Vice President of GE Savings & Security Funds since October 2003; Vice President and Secretary of GE Funds from July 2007 to February 2011 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services at GEAM from May 1997 to October 2007.	N/A	N/A

Robert Herlihy c/o GEAM 1600 Summer St. Stamford, CT 06905 45	Chief Compliance Officer	Until successor is elected and qualified - 7 years	Chief Compliance Officer of GEAM, GE Institutional Funds, GE Investments Funds, Inc. and GE Savings & Security Funds since July 2005; Manager of Fund Administration at GEAM since March 2002; and Chief Compliance Officer of GE Funds from July 2005 to February 2011.	N/A	N/A

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Boards believes has prepared them to be effective Trustees.

•

Dmitri Stockton – In addition to being a Trustee of the Funds and GE’s Pension Trust, and a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Stockton is the President and Chief Executive Officer of GEAM. He is a GE officer and member of GE’s Corporate Executive Council. Prior to GEAM, Mr. Stockton held numerous executive and leadership roles throughout his 26-year GE career in areas including real estate, bond financing, mortgage insurance and risk management, and most recently served as President and Chief Executive Officer of GE Capital’s Global Banking unit.

•

George A. Bicher – In addition to being a Trustee of the Funds and GE’s Pension Trust, and a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Bicher is the Chief Risk Officer (“CRO”) for GEAM. Over his 10-year career with GEAM, Mr. Bicher has served in several investment roles, including Senior Vice President and Portfolio Manager, as well as Director of U.S. Equity Research and Portfolio Manager. Mr. Bicher has also held roles throughout his 29-year career in equity and fixed income research, as well as investment banking.

•

Paul M. Colonna – In addition to his tenure as a Trustee of the Funds and GE’s Pension Trust, and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Colonna oversees all fixed income and public equities investing at GEAM in his role as President and Chief Investment Officer – Public Investments. He is also a member of the Board of Directors for the GE Employee Plan Sponsored Investment Funds and is the Chief Executive of the GEAM European business unit. Over his 20-year career, Mr. Colonna has held several investment management roles in GEAM and other financial institutions, most recently as President and Chief Investment Officer – Fixed Income. He also serves in several industry leadership capacities, including Board Member for the American Securitization Forum, Global Advisory Council Member for the Information Management Network and a Senior Delegate of the Fixed Income Forum.

•

Michael J. Cosgrove – In addition to his tenure as a Trustee of the Funds and GE’s Pension Trust and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Cosgrove has served as a member of the board of various other funds advised by GEAM. Mr. Cosgrove is President of Mutual Funds and Global Investment Programs. He is responsible for GEAM’s mutual funds, heads GE’s Global Pension Advisory Board and supports GE Corporate by providing investment consulting advice for GE’s global pension plans, oversees regulatory initiatives related to GEAM’s fund platforms, and provides business leadership for GE’s U.S. defined contribution plan investment offerings. Prior to his current position, Mr. Cosgrove held several executive and financial positions in GEAM for over 20 years, including President and Chief Executive Officer – Mutual Funds and Intermediary Business and also as Chief Financial Officer. He has served as a trustee of Fordham University for over 10 years, is the Treasurer of the GE Foundation, is on the Board of Governors for the Investment Company Institute and is also Director of the Skin Cancer Foundation.

•

Greg Hartch – In addition to being a Trustee of the Funds and GE’s Pension Trust, and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Hartch is the Strategy and Business Development Leader for GEAM and a portfolio manager of GEAM’s balanced mutual funds. In his role as Strategy and Business Development Leader, Mr. Hartch leads GEAM’s overall strategy planning, business development efforts and other key growth initiatives, as well as overseeing GEAM’s product management and product development team. In addition, Mr. Hartch has served as co-lead portfolio manager of GEAM’s balanced mutual funds since January 2011. Mr. Hartch has over 15 years of investment and capital markets experience across several asset classes. He joined GEAM in 2002 and has served in a number of roles, including as Head of Tactical Asset Allocation, Director of Fixed Income Research, Senior Vice President of Alternative Assets on behalf of GE’s affiliated insurance clients, and Managing Director, International Real Estate. Prior to joining GEAM, Mr. Hartch worked in investment banking and global capital markets at Deutsche Bank and Goldman Sachs.

Jessica Holscott – In addition to being a Trustee of the Funds and GE’s Pension Trust, and her role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Ms. Holscott is the Chief Financial Officer of GEAM. Before joining GEAM, Ms. Holscott most recently served as Staff Executive – CFO Analyst for GE’s Vice Chairman and Chief Financial Officer. Prior to this position, she spent two years in a leadership role for GE Investor Relations, supporting the investor community. Earlier in her career, Ms. Holscott held roles as the CFO for NBC’s Local Media division and as the FP&A Manager for GE Money Americas. A graduate of the University of Dayton with a degree in Finance, Ms. Holscott spent five years on the Corporate Audit Staff and became an Executive Audit Manager following her completion of GE’s Financial Management Program.

•

Ralph R. Layman – In addition to his tenure as a Trustee of the Funds and GE’s Pension Trust, and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Layman as Executive Vice President, Chief Investment Officer Emeritus, is responsible for GEAM’s International Equity strategy and serves as a senior advisor to Mr. Stockton, GEAM’s President and Chief Executive Officer. Mr. Layman has held several positions with GEAM, most recently as President and Chief Investment Officer – Public Equities. Prior to joining GE, Mr. Layman was a portfolio manager for Wausau Insurance Company’s Retirement Trust, as well as a global portfolio manager for Templeton International. Mr. Layman is a holder of the Chartered Financial Analyst designation, a founding member of the International Society of Security Analysts, and a member of the New York Society of Security Analysts. He has served as a member of the New York Stock Exchange International Capital Markets Advisory Committee, has been a member of the Russell 20/20 (Emerging Markets Investor Group) Executive Committee and serves on the Connecticut Advisory Board to BuildOn.

•

Matthew J. Simpson – In addition to his tenure as a Trustee of the Funds and GE’s Pension Trust, and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Simpson serves as a member of the board of various other funds advised by GEAM. Mr. Simpson has been with GEAM for over 20 years, and is currently Executive Vice President & General Counsel, responsible for all legal matters impacting GEAM. Prior to his current position, Mr. Simpson was Senior Vice President & General Counsel specializing in mutual fund regulations. His legal experience of over 25 years includes professional positions as an associate at several law firms, specializing in financial services and investment management, and being a member of various legal committees such as the New York City Bar Association Committee on Investment Management and the Rules Committee of the Investment Company Institute and the Institutional Investor Legal Forum.

•

Donald W. Torey – In addition to his tenure as a Trustee of the Funds and GE’s Pension Trust, and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Torey is President and Chief Investment Officer of Alternative Investments at GEAM where he is responsible for GEAM’s Private Equities, Real Estate and Hedge Fund groups. Mr. Torey has held numerous financial and senior leadership roles in GE over the past 30 years, most recently as Chief Financial Officer of GEAM.

•

David W. Wiederecht – In addition to his tenure as a Trustee of the Funds and GE’s Pension Trust, and his role as a member of the GEAM Committee with respect to GE’s Savings & Security Funds, Mr. Wiederecht is President and Chief Investment Officer – Investment Solutions at GEAM where he is responsible for the firm’s strategic and tactical asset allocation efforts related both to client relationships and the GE benefit plans. Mr. Wiederecht also has oversight of GEAM’s hedge fund portfolio and external asset managers. In his prior role as Managing Director – Alternative Investments, he had portfolio management responsibilities for various private equity and real estate investment strategies, in addition to hedge fund oversight. Prior to joining GEAM in 1988, Mr. Wiederecht has held several positions throughout GE.

Trustees’ Compensation

(for the year ended December 31, 2012)

Name of Trustee	Total Compensation from Each Fund	Total Compensation from all Investment Companies Managed by GEAM[1]

Dmitri Stockton	None	None

George A. Bicher	None	None

Paul M. Colonna	None	None

Michael J. Cosgrove	None	None

Greg Hartch	None	None

Jessica Holscott	None	None

Ralph R. Layman	None	None

Matthew J. Simpson	None	None

Donald W. Torey	None	None

David Wiederecht	None	None

[1]

As of December 31, 2012, Ms. Holscott and Messrs. Stockton, Bicher, Cosgrove, Colonna, Hartch, Layman, Simpson, Torey and Wiederecht served as Trustee or Director of various investment companies advised by GEAM, including the Funds. Each of the above Trustees are considered to be interested persons of each Fund, as defined under Section 2(a)(19) of the 1940 Act, and accordingly, serve as Trustees thereof without compensation.

Investment Adviser and Administrator

General Electric Company (“GE”) is not a party to any Fund Agreement and does not sponsor any of the Funds. The Funds were formed at the request of the Elfun Society and GE does not guarantee performance or continued operation of the Funds, or encourage participation in the Funds.

GEAM serves as the Funds’ investment adviser. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (“IAA”) and is located at 1600 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE provides the personnel and other resources necessary for GEAM to perform its obligations under the investment advisory agreements with the Funds. GE is a diversified technology, media and financial services company with products and services ranging from aircraft engines, power generation, water processing and security technology to medical imaging, business and consumer financing, media content and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide.

GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE’s pension and funds offered as part of GE’s 401(k) program (the GE Savings & Security Program). These funds are the GE S&S U.S. Equity Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of March 31, 2013, GEAM had approximately $120 billion of assets under management, of which approximately $21 billion was invested in mutual funds.

Personnel of each of the Funds, GEAM, and GEID are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act (and also pursuant to Rule 204A-1 under the Advisers Act), which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased by a Fund, if they follow procedures outlined in the code.

Manager of Managers Structure

GEAM and the Funds have obtained an exemptive order from the SEC that gives the Funds relief to operate under a manager of managers structure (the “Manager of Managers Structure”). Under the Manager of Managers Structure, GEAM, with the approval of the Board, may appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without obtaining the approval of unitholders. GEAM, however, retains ultimate responsibility, subject to oversight of the Board, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The adoption of the Manager of Managers Structure by a Fund requires prior unitholder approval, which has been obtained only for the Diversified Fund. The Diversified Fund does not currently employ a sub-adviser.

The SEC order permits GEAM to enter into sub-advisory agreements with a sub-adviser that is affiliated with GEAM or the Funds, but the appointment of any such sub-adviser is subject to the conditions that (1) the compensation paid to the affiliated sub-adviser must be limited to reimbursement of its reasonable costs of providing sub-advisory services to the Funds, without any element of profit, and (2) the Board must make a separate finding that the appointment of the affiliated sub-adviser is in the best interests of the Funds and unitholders, and does not involve a conflict of interest from which GEAM or the affiliated sub-adviser derives an inappropriate advantage.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining unitholder approval for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not diminish GEAM’s responsibilities to a Fund, including GEAM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Unitholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Distributor

GEID located at 1600 Summer Street, Stamford, Connecticut 06905, serves as distributor of the Funds’ Units on a continuing best efforts basis. The Distributor, an indirect wholly-owned subsidiary of GE, also serves as distributor for the GE Institutional Funds and GE Investments Funds, Inc.

GEAM Investment Advisory and Unit-holder Servicing Agreements

As each Fund’s investment adviser, GEAM, subject to the supervision of each Fund’s Board, manages each Fund’s portfolio in accordance with its investment objective(s) and stated policies, makes investment decisions for the Fund and places purchase and sales orders for the Fund’s portfolio transactions.

The Distributor serves as the Fund’s unitholder servicing agent and is responsible for processing redemption requests, providing services that assisted the Funds’ transfer agent and responding to unit-holder inquiries.

Investment Advisory Fees

GEAM will receive, as the sole consideration for services as investment adviser, the reasonable costs, both direct and indirect, incurred in providing its services, including costs of office facilities and clerical help. The amounts paid to GEAM by the Funds for the reasonable costs incurred by it for providing services as adviser and administrator, and the amounts that were waived/reimbursed, for the following years ended December 31, were as follows:

Fund	Total Investment Advisory Fees for Fiscal Year ended December 31, 2012	Total Waived/ Reimbursed for Fiscal Year ended December 31, 2012	Total Investment Advisory Fees for Fiscal Year ended December 31, 2011	Total Waived/ Reimbursed for Fiscal Year ended December 31, 2011	Total Investment Advisory Fees for Fiscal Year ended December 31, 2010	Total Waived/ Reimbursed for Fiscal Year ended December 31, 2010
Elfun Trusts	$2,747,424	$(50,520)	$2,956,954	$(52,936)	$2,525,908	$(112,032)
International Fund	$756,294	$(6,476)	$513,884	$(11,530)	$430,342	$(49,102)
Diversified Fund	$439,549	$(32,292)	$291,065	$(32,321)	$430,532	$(577,407)
Tax-Exempt Fund	$2,760,267	N/A	$2,644,400	N/A	$2,905,890	N/A
Income Fund	$578,706	$(79,687)	$534,894	$(72,253)	$612,075	$(121,295)
Money Market Fund	$299,341	$(246,003)	$297,049	$(168,957)	$362,898	$(48,230)

The above figures reflect GEAM’s contractual arrangement with each Fund (other than the Elfun Tax-Exempt Income Fund and the Money Market Fund) to waive a portion of its management fee in an amount equal to the management fees payable to GEAM by the GE Institutional Money Market Fund with respect to each Fund’s cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 29, 2014, and can be amended or terminated only with the approval of the Elfun Funds’ Board of Trustees and GEAM.

Service Agreements

GENPACT (formerly GE Capital International Services, an affiliate of GEAM), provides the Funds with various administration and tax reporting services. Such services include, but are not limited to, the preparation of financial statements, Forms N-CSR, N-SAR, N-Q and 24f-2, as well as certain tax reporting and accounting oversight. The Funds pay GENPACT an annual fee for their services that is allocated pro rata among the Funds based on net assets. The amounts paid by the Funds for the services provided by GENPACT for the following years ended December 31, were as follows:

Fund	2012	2011	2010
Elfun Trusts	$29,083	$26,096	$26,379
International Fund	$4,691	$4,653	$4,624
Diversified Fund	$3,802	$3,558	$3,821
Tax-Exempt Fund	$30,376	$27,363	$30,058
Income Fund	$6,478	$5,383	$10,220
Money Market Fund	$3,366	$3,466	$5,062

Portfolio Managers – Other Accounts Managed

The following table identifies for each Fund: (i) the portfolio managers identified in the Prospectus who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis (excluding the subject Fund) and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of a Fund’s securities owned by each such Fund’s portfolio manager, if any. All information is provided as of December 31, 2012.

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Elfun Trusts
David B. Carlson	10 Other Accounts with $2.31 billion in total assets managed. [1]	1 Pooled Investment Vehicle with $48 million in total assets managed. [1]	14 Other Accounts with $2.46 billion in total assets managed, of which the fees for 1 account with $16.4 million in total assets are based on the performance of the account.[1]	$100,001 – $500,000
Elfun International Equity Fund
Ralph R. Layman	7 Other Accounts with $884.7 million in total assets managed.[1]	8 Pooled Investment Vehicles with $114.8 million in total assets managed.[1]	10 Other Accounts with $1.64 billion in total assets managed.[1]	$100,001-$500,000
Elfun International Equity Fund
Jonathan L. Passmore	7 Other Accounts with $884.7 million in total assets managed.[1]	8 Pooled Investment Vehicles with $114.8 million in total assets managed.[1]	10 Other Accounts with $1.63 billion in total assets managed.[1]	None
Michael J. Solecki	7 Other Accounts with $884.7 million in total assets managed.[1]	8 Pooled Investment Vehicles with $114.8 million in total assets managed.[1]	16 Other Accounts with $2.87 billion in total assets managed.[1]	None

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Elfun Income Fund
William M. Healey	4 Other Accounts with $968 million in total assets managed.[1]	0 Pooled Investment Vehicles with $-0-in total assets managed.[1]	25 Other Accounts with $5.09 billion in total assets managed.[1]	$1 - $10,000
Mark H. Johnson	4 Other Accounts with $697.6 million in total assets managed.[1]	0 Pooled Investment Vehicles with $-0-in total assets managed.[1]	10 Other Accounts with $1.55 billion in total assets managed.[1]	None
Vita Marie Pike	4 Other Accounts with $106.1 million in total assets managed.[1]	0 Pooled Investment Vehicles with $-0-in total assets managed.	7 Other Accounts with $842 million in total assets managed.[1]	None
Elfun Tax-Exempt Income Fund
Michael J. Caufield	1 Other Account with $34.2 million in total assets managed.	0 Pooled Investment Vehicles with $-0-in total assets managed.	0 Other Accounts with $-0- in total assets managed.	$50,001 - $100,000
Elfun Diversified Fund
Greg Hartch [2]	0 Other Accounts with $-0- in total assets managed.	0 Pooled Investment Vehicles with $-0- in total assets managed.	0 Other Accounts with $-0- in total assets managed	$50,001 - $100,000
Jeffrey Palma [2]	0 Other Accounts with $-0- in total assets managed.	0 Pooled Investment Vehicles with $-0- in total assets managed.	0 Other Accounts with $-0- in total assets managed.	None
David Wiederecht [2]	0 Other Accounts with $-0- in total assets managed.	0 Pooled Investment Vehicles with $-0- in total assets managed.	0 Other Accounts with $-0- in total assets managed.	$10,001 - $50,000

[1]	Asset amounts include only the portion of each account’s total assets for which the identified portfolio manager is primarily responsible for the day-to-day management.
2	The noted portfolio manager of the Elfun Diversified Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.

Portfolio Managers – Potential Conflicts of Interest

Portfolio managers at GEAM may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Compensation. The compensation paid to GEAM for managing the Funds is based only on the reasonable cost, both direct and indirect, incurred by GEAM in providing advisory and administration services. Although a small number of client accounts pay GEAM a performance-based fee, that fee structure does not present a material conflict of interest for the portfolio managers because their compensation is not directly based on fee revenue earned by GEAM on particular accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAM allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to its clients.

IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM has adopted procedures to ensure that it allocates shares of initial public offerings to the Funds and other client accounts in a manner in which it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM aggregates orders of the Funds with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Portfolio Managers – Compensation

Set forth below are descriptions of the structure of, and methods used to determine, portfolio manager compensation at GEAM.

The following compensation structure applies to all GEAM portfolio managers except David B. Carlson, Ralph R. Layman and Michael J. Solecki.

A portfolio manager’s compensation package includes both fixed (“Base Compensation”) and variable (“Incentive Compensation”) components. In determining the Base Compensation, GEAM seeks to be competitive with its industry peers. GEAM bases each portfolio manager’s Base Compensation on his/her professional experience and responsibilities relative to similarly situated GEAM portfolio managers.

Each portfolio manager is eligible to receive Incentive Compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors. Generally, 80% of Incentive Compensation is quantitatively determined, based on the investment performance of the individual portfolio manager and, where applicable, the investment performance of the portfolio manager’s investment team as a whole, over both a one—and three-year time-frame relative to relevant benchmarks. The remaining 20% of Incentive Compensation is based on GE Growth Values which include several qualitative factors, including:

•	Teamwork/Leadership (Inclusiveness) – effectively collaborating, cooperating and managing within the investment team and/or the department;

•	Marketing Support (External Focus) – devoting appropriate time and effort to support the education of clients and consultants on performance and investment methodology;

•	Effective Communication (Clear Thinking) – driving efficient, open and effective sharing of information, data and ideas across the investment team and with the broader organization and clients;

•	Domain Expertise – leverages expertise to improve internal and external processes by serving as an expert resource for the investment team and clients; and

•	Imagination and Courage – generates new and creative ideas and is resourceful and open to change.

With respect to the portfolio managers—David B. Carlson, Ralph R. Layman and Michael J. Solecki, the following compensation structure applies:

As a Senior Executive of GE, the portfolio manager’s compensation package includes fixed (“Base Compensation”), variable (“Incentive Compensation”) and long-term incentive (e.g., “Stock Options”) components. The portfolio manager’s compensation is impacted by both his or her individual performance and GE’s overall performance in any given year.

The portfolio manager’s Base Compensation is not on an annual increase cycle. The timing and percent of increases varies based on evaluation of the individual on the factors outlined below, GE’s overall performance, as well as other internal and external economic factors (e.g., external pay data for similar types of jobs).

The portfolio manager’s Incentive Compensation is impacted by the size of the bonus pool as well as an evaluation of the individual on the factors outlined below. The size of the GEAM incentive bonus pool in a given year is based upon average overall GE financial results and is not tied directly to GEAM results. From this incentive bonus pool, the portfolio manager’s Incentive Compensation amounts are determined and vary based on evaluation of the individual on the factors outlined below.

The portfolio manager’s long-term incentives (e.g. Stock Options) are granted periodically and awards vary based on evaluation of the individual on the factors outlined below.

The portfolio manager is evaluated on the following four factors:

•

Performance on current job – “Results” – this assessment is based on an understanding of the competencies and behaviors necessary to perform the given job. The evaluation focuses on observable behaviors as well objective measures where possible, including: Portfolio and Mandate Performance for the portfolio manager’s particular Asset Class, Contribution as a Trustee and Senior Leader for the business, Client satisfaction and retention, support of Institutional Marketing and Sales efforts and Leadership of the portfolio manager’s team and across the business;

•	GE Growth Values – these are the values that drive success within the company. Employees are assessed as to how they display and are a role model for the GE Values;

•	Promotability – consideration of an individual’s capacity based on performance, aptitude and demonstrated ability and interest to take on broader responsibilities; and

•

Extraordinary Skills—In limited circumstances, an employee may demonstrate special value to GE by possessing unique knowledge/skill in a specialized area necessary to perform the job that would be extremely difficult to replace.

The following applies to all GEAM portfolio managers:

In addition to the forgoing compensation, GEAM’s parent company, GE periodically grants options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees hired before December 31, 2010, including portfolio managers, are eligible to participate in GE’s defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. All employees hired after December 31, 2010, including portfolio managers, are not eligible to participate in GE’s defined benefit plan but are eligible to participate in its defined contribution plan. Aside from such plans, deferred compensation is not a regular component of a portfolio manager’s compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

Relocation benefits may be offered to portfolio managers. Determination regarding whether a particular position will include relocation benefits is determined before any candidate is considered and is noted on the position description/advertisement. When relocation is offered, the package is in accordance with GE standard domestic relocation guidelines, a portion of the benefits provided on a pre-tax basis and a portion of the benefits provided on a post-tax basis. Those guidelines vary based on whether an individual is a homeowner or renter – with business discretion regarding inclusion of all the potential package offerings.

Custodian

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian, transfer agent and dividend paying agent of the Funds’ investments. As custodian, State Street is responsible for the safekeeping of securities and does not otherwise participate in investment policies or in the determination of investment decisions.

Transfer Agent and Dividend Paying Agent

BNY Mellon Asset Servicing, located at P.O. Box 9838, Providence, Rhode Island 02940, serves as the transfer agent of the Fund’s investments. As transfer agent, BNY Mellon Asset Servicing is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds. For its services, BNY Mellon Asset Servicing receives monthly fees charged to the Funds, plus certain charges for securities transactions.

Proxy Voting Policies and Procedures

Each Fund’s Board has delegated the responsibility for voting proxies to GEAM. GEAM will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

Summarized below are GEAM’s proxy voting policies and procedures.

Summary of GEAM’s Proxy Voting Policies and Procedures

GEAM exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM’s proxy voting guidelines (“Proxy Guidelines”), which have been adopted by the proxy committee of GEAM (“Proxy Committee”).

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and the General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. (“ISS”) to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the Proxy Analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management’s recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients such as the Trust. The proxy analyst reviews each analysis and vote recommendation subject to the following:

a. Domestic and International Routine Issues: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section (a) generally include voting: (1) for auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.

b. Domestic and International Non-Routine Issues; Vote with Management and Consistent with Proxy Guidelines: If the issue is (a) determined to be non-routine by the proxy analyst, or is (b) a “refer” issue as determined by ISS, due to the fact it is not addressed in the Proxy Guidelines, a GEAM securities analyst (“Securities Analyst”) or portfolio manager (“Portfolio Manager”) for the relevant asset class will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c. Domestic and International Non-Routine Issues; Voting Against Management or Inconsistent with the Proxy Guidelines: If the issue is (a) determined to be non-routine by the proxy analyst, or is (b) a “refer” issue as determined by ISS due to the fact that it is not addressed in the Proxy Guidelines and either (i) the Portfolio Manager or Securities Analyst for the relevant asset class recommends a vote against management or (ii) the Portfolio Manager or Securities Analyst seeks in any case to vote contrary to the Proxy Guidelines (other than abstention votes), then at least three (3) Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (See Material Conflict of Interest below).

A material conflict of interest may arise in a situation where the proxy analyst, Portfolio Manager or Securities Analyst when voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (Material Conflict of Interest). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board will be notified at the next regular Board meeting following the Material Conflict of Interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

Reporting a Material Conflict of Interest

If a material conflict of interest does arise, such conflict will be documented by GEAM on a Material Conflict of Interest form and the Board will be notified of such material conflict at the next regular board meeting after the material conflict occurs.

Additional Information

Should a shareholder of a Fund wish to obtain information regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year, please call (800) 242-0134 during business hours. A unit-holder may also view such information on the Fund’s website at www.geam.com or the SEC’s website at www.sec.gov under the name of the Fund, filed on Form N-PX.

PURCHASE, REDEMPTION AND EXCHANGE OF UNITS

Purchase of Units

Units of the Funds are sold to investors at the net asset value per unit next determined after receipt of an investment in good order by BNY Mellon Asset Servicing, the Funds’ transfer agent. Purchase orders for Units of a Fund will be accepted by the Fund only on a day on which the Fund’s net asset value is calculated. The Fund may in its discretion reject any order for the purchase of Units of a Fund. With respect to all purchases, dividends begin to accrue on the next business day following the receipt of the unit-holder’s check or funds.

For unit-holder convenience and in the interest of economy, the Funds no longer issue physical certificates representing Units in any Fund (“Certificate Units”). Ownership of Units is evidenced by Statements of Account representing Units issued in book-entry form (“Bookunits”).

Detailed information on how to purchase Units of a Fund is included in the Prospectus. For a description of the manner of calculating a Fund’s net asset value, see “Net Asset Value” below in this SAI.

Orders for the purchase of units may be suspended or delayed in emergency situations that severely affect the operations of the NYSE, the Funds or their service providers, such as the severe storm and flooding in 2012 that affected New York City and other parts of the east coast of the United States.

By Mail

Investors can purchase Units of a Fund by sending a cash purchase application form and a check made payable to the applicable Fund in U.S. currency and drawn on a U.S. bank along with account information and instructions. Third-party checks endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers checques, checks drawn from foreign banks (or with a foreign address) and money orders are not accepted by the Funds for payment of Units of the Fund. Cash (currency) is also not accepted. Except for Money Market Fund confirmations which are provided monthly, confirmations will be sent acknowledging each purchase daily. If the check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. Checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a U.S. bank.

By Wire Transfer

Investors can purchase Units of a Fund by transferring funds by wire from the unit-holder’s bank account to the Fund. The unit-holder’s bank may charge a fee for this service. The Servicing Agent should be contacted concerning the details of wire transfers.

By Payroll Savings Plan

An investor can purchase Units of a Fund (minimum of $25 per transaction) automatically on a regular basis by furnishing a completed GE Mutual Funds Service Option & Account Update Form (“Service Option Form”), which is available on the Fund’s website at www.geam.com, to their Servicing Agent. Statements of Account are sent on a quarterly basis to those who invest through payroll deductions.

Automatic Investment Plan

Investors may arrange to make purchases of Units automatically on a monthly basis by electronic funds transfer (minimum of $25 per transaction) from the checking, NOW, bank money market deposit account or credit union account designated by the investor if their bank or credit union is a member of an automated clearing house or by preauthorized checks drawn on their bank or credit union account. Unit-holders will receive written confirmation (for all Funds other than the Money Market Fund on a quarterly basis, and for the Money Market Fund, on a monthly basis) for every transaction and a debit entry will appear on the bank or credit union statement. If an automatic investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge. To make arrangements for automatic monthly investments, call the Funds at 1-800-242-0134 for further information, or complete the Service Options Form. Investors may change the purchase amount or terminate this privilege at any time.

The Funds may modify or terminate this privilege at any time or charge a service fee; however, no service fee is currently contemplated.

Subsequent Purchase of Units

Investors may purchase additional Units of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor’s account number.

Redemption of Units

Detailed information on how to redeem Units of a Fund is included in the Prospectus. The right of redemption of Units of a Fund may be suspended or the date of payment postponed as provided in the Prospectus.

Orders for the redemption of units also may be suspended or delayed in emergency situations that severely affect the operations of the NYSE, the Funds or their service providers, such as the severe storm and flooding in 2012 that affected New York City and other parts of the east coast of the United States.

Units may be redeemed and their proceeds remitted to the unit-holder or transferred to another Fund either by telephonic request, electronically on our website (www.geam.com) or by mail. Units of a Fund may be redeemed on any day on which the Fund’s net asset value is calculated. A duly executed redemption form received by mail will be effected at the net asset value per Unit next determined. If the unit-holder has completed and returned a telephone redemption form, the unit-holder may request that the proceeds be transferred by wire to the bank account specified in the form or transferred to another Fund. Telephonic redemption requests received before the close of trading on the NYSE (currently 4:00 p.m. New York time), the Units will be valued at the net asset value determined for the next business day.

The value of each Unit on redemption may be more or less than the unit-holder’s cost, depending upon the market value of the portfolio securities at the time of redemption. Dividends are earned through and including the date of receipt of the redemption request. For Federal income tax purposes, a redemption of Units (including a redemption and transfer to another Fund or a transfer to an Elfun IRA) may result in a unit-holder realizing a taxable gain or loss.

The Trustees of a Fund may suspend the unit-holders’ right of redemption or postpone the date of payment for any period during which (1) trading on the NYSE is closed for other than weekends and holidays or during which trading on the NYSE is restricted, (2) an emergency exists as a result of which disposal by the Fund of its investments is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) the SEC may by order permit for the protection of unit-holders of the Fund.

A unit-holder of a Fund must maintain a minimum investment in the Fund of $500, so that care should be exercised to ensure that redemptions do not reduce the unit-holder’s investment below this minimum. If the unit-holder’s account balance is less than $500, the Fund may automatically redeem the Units in the account and remit the proceeds to the unit-holder so long as the unit-holder is given 30 days’ prior written notice of the action. In addition, if the unit-holder has checkwriting privileges (with respect to the Money Market Fund), redemption of $100 or more may be made by writing a check either to the unit-holder or to a third party.

Redemption by Mail

Bookunits may be redeemed by mail by making a written request that (1) states the number of units or the specific dollar amount to be redeemed, (2) identifies the Fund from which the units are to be redeemed, (3) identifies the account number, and (4) is signed by each registered owner exactly as units are registered. Units represented by Certificate should be sent in for deposit into Bookunits.

Redemptions will be made at the net asset value next computed after receipt of a written request less any redemption fee (not, however, to exceed 1%) as the Trustees may from time to time prescribe. At the present time, the Trustees do not contemplate instituting any redemption fee for redemption by mail. Unit-holders will be notified in advance in the event that a fee for redemptions by mail is instituted. Names should be signed exactly as they appear on the Statement of Account or certificate.

Medallion signature guarantees (“signature guarantee” or “signature guarantees”) are required for redemptions over $50,000. In addition, signature guarantees are required for each signature for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to other than the unit-holder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Fund receives all documents typically required to assure the safety of a particular account. The Fund may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

If the account is a joint account, requests for redemption must be signed by each unit-holder. The Fund may take up to seven days to mail the redemption proceeds, but will normally send the payment in less time. Dividends are earned through and including the date of receipt of the redemption request.

Upon request of a unit-holder redeeming Units by mail, the unit-holder may request that the proceeds be transferred by wire to the unit-holder’s bank account (which has been previously identified in writing to the Servicing Agent or such request is signature guaranteed). The minimum amount that may be transferred by wire is $1,000 and there is a $10 fee. If no request for wire transfer is made, the proceeds will be mailed to the unit-holder.

Redemption by Website

Bookunits may be redeemed, if so authorized on your application, by accessing GEAM’s website at www.geam.com, Elfun Investors and following the instructions under My Account.

Redemption by Telephone

Bookunits (not Certificate Units) of a Fund may be redeemed by telephone if so authorized on the unit-holder’s application. Proceeds from a telephonic wire redemption request will be either transferred by wire to the unit-holder’s bank account (which has previously been identified in writing to the Servicing Agent) or by check to the unit-holder’s address of record or transferred to another Elfun Fund, as the unit-holder directs. A single $10 charge will be assessed by the Fund in connection with each telephonic redemption wire request. The redemption proceeds will either be reduced by this charge or deducted from the balance of the account. There is no fee to redeem Units by telephone if the proceeds are transferred to another Fund or paid by check. If the account is registered jointly in the name of more than one unit-holder, only one unit-holder will be required to authorize redemption of Units by telephone, and the Servicing Agent will be entitled to act upon telephonic instructions of any unit-holder of a joint account. Wire transfers will be made directly to the account specified by the unit-holder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the unit-holder. A Fund may modify or terminate the ability to make telephonic requests at any time.

Except for Money Market Fund transactions, confirmations of the telephonic redemptions will be sent within seven days of the date of redemption. Wire transfer of funds will be made within two business days following the telephonic request. Dividends will be earned through and including the date of receipt of the redemption request.

Telephonic redemption requests may be difficult to implement in times of drastic economic or market changes. In the event unit-holders of a Fund are unable to contact the Fund by telephone, unit-holders should write to the Fund at its address set forth on the cover of this Prospectus or access the Funds’ website at www.geam.com – Elfun Investors and follow the instructions under My Account. Telephone privileges may be suspended for a particular account upon notice or if the Distributor reasonably believes the caller or accountholder does not have legal capacity to effect transactions.

By making a telephonic redemption request, a unit-holder authorizes the Servicing Agent to act on the telephonic redemption instructions by any person representing himself or herself to be the unit-holder and believed by the Servicing Agent to be genuine. The Fund and the Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Servicing Agent’s records of such instructions will be binding. If the procedures, which include the use of a personal identification number (“PIN”) system and the provision of written confirmation of transactions effected by telephone, were not employed by the Fund and the Servicing Agent, they could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Servicing Agent follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the unit-holder will bear the risk of loss in the event of a fraudulent redemption transaction.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan (“Withdrawal Plan”) permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on a monthly, quarterly or annual basis subject to minimum account balance requirements as set forth in the Prospectus. The entire amount of a payment automatically withdrawn pursuant to the Withdrawal Plan is taken from redemption of Units in the investor’s account on the day of each month requested by the unit-holder(or the business day prior to such date if such requested day does not fall on a business day). Checks for the amount withdrawn are mailed or an electronic funds transfer (if requested by an investor) is processed on the following business day. The withdrawal amount will be “net “ after deduction of any redemption fee should any redemption fee be imposed.

Payments made under the Withdrawal Plan do not provide a guaranteed annuity. The minimum rate of withdrawal and minimum investment should not be regarded as recommendations of a Fund. Under any withdrawal plan, continued withdrawals in excess of dividends, distributions and increases in unrealized appreciation, if any, will eventually use up principal, particularly in a period of declining market prices. Unit-holders will receive written confirmation of transactions pursuant to the Withdrawal Plan (for all Funds other than the Money Market Fund on a quarterly basis, and for the Money Market Fund on a monthly basis).

A portion of the amount withdrawn may represent a taxable capital gain or loss to the unit-holder, depending upon the unit-holder’s cost. Participation in the Withdrawal Plan may be terminated at any time without penalty upon written notice from the unit-holder. The cost of administering the Withdrawal Plan is borne by each Fund as an expense of its unit-holders. An application for and additional information about the Systematic Withdrawal Plan can be obtained from the Servicing Agent.

Involuntary Redemptions

An account of a unit-holder of a Fund that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Funds, but only after the unit-holder has been given notice of at least 30 days in which to increase the balance in the account to more than $500.

If a prospective purchaser’s eligibility to purchase Fund Units cannot be verified immediately, the purchase of Fund Units shall be effected until such time as eligibility is verified. If eligibility cannot be verified or a prospective purchaser is deemed ineligible to purchase Fund Units after the purchase of Fund Units is effected, such Fund Units shall be immediately redeemed at a price reflecting the net asset value per Fund Unit next calculated after such determination is made, which may result in a loss on your investment as well as a taxable gain or loss.

Redemptions In Kind

If the Board determines that it would be detrimental to the best interests of a Fund’s unit-holders to make a redemption payment wholly in cash, each Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of

$250,000 or 1% of the Fund’s net assets by a redemption in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Unit-holders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

Checkwriting Privileges

A unit-holder of the Money Market Fund may request by completing a Service Options Form or by letter sent to BNY Mellon Asset Servicing that he or she would like checkwriting privileges, which are provided at no cost to the unit-holder. The Money Market Fund will provide redemption checks (“Checks”) drawn on the unit-holder’s account. Checks will be sent only to the unit-holder of the account and only to the address of record. The application or written request must be manually signed by the unit-holder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to BNY Mellon Asset Servicing for payment, BNY Mellon Asset Servicing, as agent, will cause the Money Market Fund to redeem a sufficient number of Units in the unit-holder’s account to cover the amount of the Check. Unit-holders generally will be subject to the same rules and regulations that BNY Mellon Asset Servicing applies to checking accounts. Unless otherwise specified in writing to the Servicing Agent, only the signature of one unit-holder of a joint account is required on Checks, unless otherwise specified at account opening.

Checks may not be written to redeem Units purchased by check until the earlier of (1) the date that good funds are credited to BNY Mellon Asset Servicing by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase Units. If the amount of the Check is greater than the value of the Units in a unit-holder’s account, the Check will be returned marked “insufficient funds.” Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked “uncollected.” If the Check does not clear, the unit-holder will be responsible for any loss that the Money Market Fund or BNY Mellon Asset Servicing incurs.

The Fund may modify or terminate the checkwriting privilege at any time on 30 days’ notice to participating unit-holders. The checkwriting privilege is subject to BNY Mellon Asset Servicing’s rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on BNY Mellon Asset Servicing must be given to BNY Mellon Asset Servicing. Stop payment instructions may be given by calling 800-242-0134.

Exchange Privilege

The exchange privilege described in the Prospectus enables a unit-holder of a Fund to acquire Units in a Fund having a different investment objective and policies when the unit-holder believes that a shift between Funds is an appropriate investment decision. Units of one Fund may be redeemed and their proceeds remitted to the unit-holder or exchanged to any other Fund either by telephone request or by mail.

The privilege is available to unit-holders residing in any state in which Units of the Fund being acquired may legally be sold. Exchanges can only be made to an account with another Fund held by the unit-holder in an identical name and manner. An exchange is a taxable transaction that generally results in taxable capital gain or loss to the unit-holder, depending on the unit-holder’s cost. Prior to exchange with another Fund, a unit-holder must have a current prospectus for the Fund to which the proceeds are being exchanged. A Fund may, upon 60 days’ prior written notice to the unit-holders of a Fund, may materially modify or terminate the exchange privilege with respect to a Fund.

NET ASSET VALUE

The Funds will not calculate the net asset value of each Fund on days that the NYSE is closed. The following holidays are observed: New Year’s Day, Martin Luther King Jr., Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s Units could be significantly affected. The value of the portfolio securities held by each Fund may change on such days when unitholders will not be able to purchase or redeem the Fund’s shares.

Under the 1940 Act, and the rules thereunder, a Fund may suspend redemptions and/or postpone the payment of sale proceeds during any period when (i) the NYSE is closed for trading (other than customary week-end and holiday closings) or, as determined by the SEC, trading on the NYSE is restricted; (ii) an emergency exists, as determined by the SEC, which makes the disposal of securities owned by a Fund or the fair value determination of the Fund’s assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption and/or the payment of sale proceeds.

Fund units are sold and redeemed at net asset value (NAV). The NAV of each unit is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. Normally, this means that a Fund will use prices for foreign securities from market closings that occur earlier than when the net asset value is calculated, but this may also mean that securities may be priced with closing prices from a market that closes shortly after the NYSE closes, such as for some exchange traded funds (ETFs) traded on the NYSE Amex Equities (or any other exchange) and exchange traded index futures contracts and options, which normally close trading at 4:15 p.m. Eastern time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the WM/Reuters 11:00 a.m. Eastern time exchange rate.

The NAV for each Fund is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that Fund, subtracting its liabilities, and then dividing the result by the number of that class’ outstanding units.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of a pricing service may also use other available information such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics, and a price is not provided by a pricing service or is deemed not to be reliable.

A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price. Portfolio securities of the Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per Unit as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund’s portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per Unit based on amortized cost.

The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund’s net asset value based upon available market quotations or market equivalents and the $1.00 per Unit net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing unit-holders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming Units in kind; or establishing a net asset value per Unit by using available market quotations.

If prices are not readily available for a portfolio security, or if it is believed that the price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Board that are designed to establish its “fair value”. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio securities primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a model to identify affected securities, taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Fair value determinations generally are used for securities whose value is affected by a significant event that may materially affect the value of a security, and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Portfolio securities that are valued using techniques other than market quotations, particularly securities that are “fair valued,” are subject to valuation risk.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Net investment income (that is, income other than long—and short-term capital gains) and net realized long—and short-term capital gains are determined separately for each Fund. Dividends derived from net investment income and distributions of net realized long-term and short-term capital gains paid by a Fund to a unit-holder are automatically reinvested (at current net asset value) in additional Units of the Fund (which will be deposited in the unit-holder’s account) unless the unit-holder instructs the Fund, by telephone or in writing, to pay all dividends and distributions in cash. A cash election remains in effect until the unit-holder notifies the Fund by telephone or in writing to discontinue the election.

If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the unit-holder, the Fund may terminate the unit-holder’s election to receive dividends and distributions in cash. Thereafter, the unit-holder’s subsequent dividends and other distributions may be automatically reinvested in additional Units of the Fund until the unit-holder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash to be reinstated. Unit-holders may contact the Servicing Agent for details concerning this election.

If you do not instruct us to mail you a dividend check and the check is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the applicable Fund. Further, if your distribution check is not cashed within six months of the date of the check, the distribution may be reinvested in the applicable Fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Unit-holders may elect to apply dividends and distributions to the purchase of Units in another Elfun Fund with which they have an account (certain restrictions apply.

If a unit-holder redeems all of his Units of the Tax-Exempt Fund, the Income Fund or the Money Market fund at any time during a month, all dividends to which the unit-holder is entitled will be paid to the unit-holder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends are sent to unit-holders within five days following the end of each quarter for the Tax-Exempt fund and the Income Fund, and within five days following the end of each month for the Money Market Fund.

Distributions of any net realized long-term and short-term capital gains earned by a Fund are made annually. These dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All expenses of the Tax-Exempt Fund, the Income Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to unit-holders. Earnings of the Tax-Exempt Fund, the Income Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately following the Saturday, Sunday or holiday.

Each Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of a Fund’s unitholders, the Fund will declare and pay dividends of the Fund’s net investment income and distributions of the Fund’s net capital gains more frequently than stated above.

Tax Status of the Funds and their Unit-holders

Set forth below is a summary of certain U.S. Federal income tax considerations generally affecting the Funds and their unit-holders. The summary is not intended as a substitute for individual tax planning, and unit-holders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

Each Fund will be treated as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under the Code. If a Fund (1) qualifies as a regulated investment company and (2) distributes to its unit-holders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its unit-holders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year. Alternatively, Funds having a taxable year ending with November or December may elect to treat their taxable year-end as the capital gains measuring period for excise tax purposes. A requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

Another requirement for qualification as a regulated investment company is that each Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the “90% Test”).

If for any taxable year a Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its unit-holders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to unit-holders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate unit-holders.

Net investment income or capital gains earned by a Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax when applicable. In addition, if a Fund qualifies as a regulated investment company under the Code, if certain distribution requirements are satisfied, and if more than 50% of the value of the Fund’s assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Funds may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. Federal income tax principles as paid by its unit-holders. The International Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election an amount equal to the foreign income taxes paid by the Fund would be included in the income of its unit-holders and the unit-holders would be entitled to credit their eligible portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Foreign taxes paid by a Fund with respect to dividends accrued are eligible to be treated as credits by Unit-holders only if the securities paying such dividends are held by the Fund for a specified period of time. After any year for which it makes an election, the Trust will report to the unit-holders of the Fund, in writing, the amount per Unit of foreign tax that must be included in each unit-holder’s gross income and the amounts that will be available as a credit and/or deduction. No deduction for foreign taxes may be claimed by a unit-holder who does not itemize deductions. Certain limitations may be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

A Fund’s transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to unit-holders of a Fund, (2) will require the Fund to “mark-to-market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Funds seek to monitor transactions, seek to make the appropriate tax elections and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

In order for the Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund’s portfolio must consist of exempt-interest obligations. After the close of the taxable year of the Tax-Exempt Fund, unit-holders will be notified of the portion of the dividends paid that constitutes an exempt-interest dividend with respect to that taxable year. The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year that qualifies as Federal exempt-interest dividends will be the same for all unit-holders receiving dividends from the Fund for that year.

Interest on indebtedness incurred by a unit-holder to purchase or carry Units of the Tax-Exempt Fund is not deductible for income tax purposes if the Fund distributes exempt-interest dividends during the unit-holder’s taxable year. In addition, if a unit-holder of the Tax-Exempt Fund holds Units for six months or less, any loss on the sale or exchange of those Units will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Units.

The Tax-Exempt Fund’s net investment income for dividend purposes consists of (i) interest accrued and discount earned on the Fund’s assets, (ii) less amortization of market premium on such assets, accrued expenses directly attributable to the fund, and the general expenses (e.g., legal, accounting and trustees’ fees, if any) of the Fund prorated to such Fund on the basis of its relative net assets. The Tax-Exempt Fund has elected to currently accrue market discount. Accrued market discount and any other taxable interest income, net of allocable expenses, is distributed to unit-holders, as taxable ordinary income dividends.

As a general rule, a unit-holder’s gain or loss on a sale or redemption of Units of a Fund will be a long-term capital gain or loss if the unit-holder has held the Units for more than one year. The gain or loss will be a short-term capital gain or loss if the unit-holder has held the Units for one year or less.

Special rules apply to regular dividends paid to individuals. Such a dividend may be subject to federal income tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a unit-holder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

In addition, a 3.8% Medicare contribution tax generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

Each Fund’s net realized long-term capital gains are distributed as described in the Prospectus. The distributions (“capital gain dividends”), if any, are taxable to a unit-holder of a Fund as long-term capital gains, regardless of how long a unit-holder has held the Units, and will be designated as capital gain dividends in a written notice mailed by the Trust to the unit-holders of the Fund. If a unit-holder receives a capital gain dividend with respect to any Unit of a Fund, and if the Unit is sold before it has been held by the unit-holder for six months, then any loss on the sale or exchange of the Unit, to the extent of the capital gain dividend, will be treated as a long-term capital loss. This rule will apply to a sale of Units of the Tax-Exempt Fund only to the extent the loss is not disallowed under the provision described above. Investors considering buying Units of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.

If a unit-holder of a Fund fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to “backup withholding,” then the unit-holder may be subject to a “backup withholding” tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Units of the Fund (other than the Money Market Fund). An individual’s taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular Federal income tax liability.

Foreign unitholders, including unit-holders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, if the information reporting requirements of recently enacted legislation (known as FATCA) are not met, the United States may impose additional U.S. withholding tax at the 30% rate on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of units in the Funds. This legislation will generally be effective for payments of dividends made on or after January 1, 2014 and payments of gross proceeds from sales of stock made on or after January 1, 2017. Unit-holders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in the Funds.

Statements as to the tax status of each unit-holder’s dividends and distributions are mailed annually. Unit-holders will also receive, as appropriate, various written notices after the close of their Fund’s taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its unit-holders during the preceding taxable year, including the amount of dividends that represents interest derived from Government Securities.

As of December 31, 2012, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforwards of each such Fund are available to offset that Fund’s future capital gains realized prior to the expiration of the applicable carryforwards to the extent provided in the Code and regulations thereunder. Under the tax law, capital losses sustained in future taxable years will not expire and may be carried over by the Funds without limitation.

	Amount
Fund	Short-Term		Long-Term		Expires December 31,
International Fund	$ $ $	33,349,000 13,483,000 8,869,000	$ $ $	0 0 6,156,000	2017 2018 N/A
Diversified Fund		$2,062,000		$0	2017

PRINCIPAL UNITHOLDERS

As of March 31, 2013, the following persons owned of record or beneficially 5% or more of the outstanding units of the following Funds:

Name and Address of Record Owner	Amount of Units Owned	Percent of Fund
Money Market Fund
Nancy Jo Bossidy and Lawrence A. Bossidy TTEES Lawrence A. Bossidy Revocable Trust 452 W. Mountain Road Ridgefield, CT 06877-2926	28,989,853.18	17.32%
Pershing LLC Attn. Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	11,127,282.05	6.65%
Income Fund
Pershing LLC Attn. Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	3,987,005.80	12.95%
International Fund
Nancy Jo Bossidy and Lawrence A. Bossidy TTEES Lawrence A. Bossidy Revocable Trust 452 W. Mountain Road Ridgefield, CT 06877-2926	1,697,678.09	12.01%
Diversified Fund
Pershing LLC Attn. Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	593,298.80	5.2%

As of that same date, the current Trustees and officers of the Funds as a group owned of record Units representing less than 1% of the total outstanding Units of each Fund.

FUND HISTORY AND ADDITIONAL INFORMATION

Each of the Funds is a separate, diversified open-end management investment company registered under the 1940 Act. Elfun Trusts was organized as a common law trust in the State of New York on May 27, 1935. The International Fund, the Income Fund, the Elfun Tax-Exempt Fund, the Diversified Fund and the Money Market Fund were organized as common law trusts in the State of Connecticut on May 15, 1987, December 22, 1982, March 14, 1977, June 1, 1987 and July 15, 1989, respectively. The Prospectus and this SAI omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the Securities Act of 1933 and the 1940 Act and reference is made to the Registration Statement for further information with respect to the Funds. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

There are no material pending legal proceedings to which any Fund or GEAM is a party or of which property of any Fund or GEAM is subject.

The Trustees may at any time, in their absolute discretion, terminate a Fund, in whole or in part, and cause to be paid to the unit-holders or their assignees the net asset value of the Units held by them, the net asset value to be determined as of a date fixed by the Trustees and specified in the notice of termination delivered to the unit-holders or their assignees. In addition, the Trustees may, in order to preserve the status of the Fund as an “employees’ securities company” under the 1940 Act, require the redemption of the Units of any unit-holders if they are individuals or entities whose interest in the Fund would cause the Fund to lose such status. In this case there will be paid to such individuals or entities the net asset value of the Units registered in their names, calculated as of the date determination was made that the redemption of Units was necessary for the preservation of the status of the Fund. In case of any termination, the Trustees will, at the same time, direct the unit-holders or their assignees to surrender to the Unit-holder Servicing Agent any certificates they hold evidencing their ownership of Certificate Units and thereafter the Trustees will be discharged from all further obligations as to the unit-holders.

Unit-holder Liability. Although each Fund is offering only its own Units, it is possible that a Fund might become liable for a misstatement in the Prospectus about another Fund. The Trustees have considered this factor in approving the use of a single combined Prospectus.

Unit-holder Rights and Voting. Each Fund issues one class of Units. Unit-holders have no voting rights except with respect to amendments to the Fund agreement affecting the unit-holders’ rights and with respect to changes in their Fund’s fundamental policies or as may otherwise be required under the 1940 Act. There are no preemptive, subscription or conversion rights. The Funds do not hold annual unit-holder meetings, but will call meetings when changes in the fundamental policies or investment restrictions of the Funds are to be voted upon, or as otherwise required by the 1940 Act.

Independent Registered Public Accounting Firm. KPMG LLP, 2 Financial Center, 60 South Street, Boston, MA 02111, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The December 31, 2012 Annual Report, which either accompanies this Statement of Additional Information or previously has been provided to the person to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the letter to unit-holders included therein. The Funds will furnish, without charge, a copy of the Annual Report, upon request to the Funds at 1600 Summer Street, Stamford, CT 06905 or at P.O. Box 7900, Stamford, CT 06904-7900, (800) 242-0134.

APPENDIX

DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA — This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC — Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA — Prime — These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds — In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds — Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade — The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade — Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligation Bonds — There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds — Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB — Medium Grade — Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds — Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds — Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

ELFUN INTERNATIONAL EQUITY FUND

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Fund Agreement, dated May 15, 1987, as amended July 1, 1989*

(b)	Inapplicable

(c)	Inapplicable

(d)	Investment Advisory Agreement dated May 15, 1987 and amended and restated as of March 19, 2004, between the Fund and GE Asset Management Incorporated*

(e)	Distribution Agreement dated February 10, 1994 between the Fund and GE Investment Services Inc*

(f)	Inapplicable

(g)	Custodian Contract with State Street Bank and Trust Company dated as of July 1, 1989*

(h)(1)	Transfer Agency Agreement with PFPC, Inc.

(h)(2)	Supplemental Advisory Fee Waiver Agreement effective April 30, 2010 between GE Asset Management Incorporated and the Registrant.

(h)(3)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund dated April 15, 2011 between GE Asset management Incorporated and the Registrant, Elfun Trusts, Elfun Income Fund and Elfun Diversified Fund, incorporated by reference to the Fund’s Post-Effective Amendment No. 32 on Form N-1A (33-15071), filed with the Commission on April 29, 2011.

(h)(4)	Amendment No. 2 to Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.) dated June 29, 2010, incorporated by reference to the Fund’s Post-Effective Amendment No. 32 on Form N-1A (33-15071), filed with the Commission on April 29, 20112.

(h)(5)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund dated April 15, 2012 between GE Asset Management Incorporated and the Registrant, Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund. FILED HEREWITH

(h)(6)	Supplemental Advisory Fee Waiver Agreement for the GE Institutional Money Market Fund dated April 15, 2013 between GE Asset Management Incorporated and the Registrant, Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund. FILED HEREWITH

(i)	Opinion of counsel, including consent (incorporated by reference to the Fund’s Registration Statement on Form N-1A (33-15071), Exhibit F, filed on June 22, 1987)*

(j)	Consent of Independent Auditors, filed herewith

(k)	Inapplicable

(l)	Inapplicable

(m)	Servicing Agreement dated as of March 13, 1992 between the Fund and General Electric Investment Corporation*

(n)	Inapplicable

(o)	Inapplicable

(p)	Form of Code of Ethics*

(q)(1)	Powers of Attorney dated April 14, 2008*

(q)(2)	Power of Attorney dated February 23, 2010, is incorporated herein by reference to Exhibit (q)(2) to Post-Effective Amendment No. 30 to the Registration Statement.*

(q)(3)	Powers of Attorney dated April 14, 2011, incorporated by reference to the Fund’s Registration Statement on Form N-1A (33-15071), filed with the Commission on April 29, 2011.

(q)(4)	Power of Attorney for Greg Hartch dated April 17, 2012, incorporated herein by reference to the Fund’s Registration Statement on Form N-1A (33-15071), filed with the Commission on April 27, 2012.

(q)(5)	Power of Attorney for Jessica L. Holscott dated October 1, 2012, FILED HEREWITH.

*	Previously filed

Item 29.	Persons Controlled by or Under Common Control with Registrant

See Item 31

Item 30.	Indemnification

Registrant shall indemnify any officer, director, shareholder or employee made party to any proceeding (other than an action by or in the right of the corporation) against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred provided that (1) such person, and the person whose legal representative he is, was successful on the merits in the defense of the proceeding, or (2) it shall be concluded as provided by applicable Connecticut statutes that such person, and the person whose legal representative he is, acted in good faith and in a manner he reasonably believed to be in the best interests of the Registrant, or, in the case of a person serving as a fiduciary of an employee benefit plan or trust, either in the best interests of the corporation or in the best interests of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust and, with respect to any criminal action or proceeding, that he had no reasonable cause to believe his conduct was unlawful, or (3) the court, on application as provided by applicable Connecticut statutes, shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine; except that, in connection with an alleged claim based upon his purchase or sale of securities of the Registrant or of another enterprise, which he serves or served at the request of the Registrant, the Registrant shall only indemnify such person after the court shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. Registrant shall also, in accordance with applicable Connecticut statutes, indemnify any person made a party to any proceeding, by or in the right of the Registrant, to procure a judgment in its favor by reason of the fact that he, or the person whose legal representative he is, is or was a shareholder, director, officer, employee or agent of the Registrant. Any payments to be made by Registrant for indemnification shall be made only in accordance with the procedures outlined by applicable Connecticut statutory authority.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Reference is made to “About the Investment Adviser” in the Prospectus forming Part A and “Management of the Funds” in the Statement of Additional Information forming Part B, of this Registration Statement.

GE Asset Management Incorporated (“GEAM”) serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address

Dmitri Stockton	President & CEO	1600 Summer Street Stamford, CT 06905

Cheryl H. Beacock	Senior Vice President, Human Resources	1600 Summer Street Stamford, CT 06905

George A. Bicher	Chief Risk Officer	1600 Summer Street Stamford, CT 06905

Paul M. Colonna	President & Chief Investment Officer – Public Investments	1600 Summer Street Stamford, CT 06905

Michael J. Cosgrove	President of Mutual Funds & Global Investment Programs	1600 Summer Street Stamford, CT 06905

Greg Hartch	Executive Vice President – Strategy & Business Development Leader	1600 Summer Street Stamford, CT 06905

Jessica L. Holscott	Executive Vice President and Chief Financial Officer	1600 Summer Street Stamford, CT 06905

Matthew J. Simpson	Executive Vice President, General Counsel and Secretary	1600 Summer Street Stamford, CT 06905

Ralph R. Layman	Executive Vice President & Chief Investment Officer – Emeritus	1600 Summer Street Stamford, CT 06905

Maureen B. Mitchell	President – Global Sales and Marketing	1600 Summer Street Stamford, CT 06905

Steven M. Rullo	Senior Vice President – Services and Technology	1600 Summer Street Stamford, CT 06905

Donald W. Torey	President & Chief Investment Officer – Alternative Assets	1600 Summer Street Stamford, CT 06905

David Wiederecht	President & Chief Investment Officer – Investment Solutions	1600 Summer Street Stamford, CT 06905

Dudley Williams	Citizenship and Diversity Leader	1600 Summer Street Stamford, CT 06905

Item 32.	Principal Underwriters

(a) GE Investment Distributors, Inc. (“GEID”) also serves as distributor for Elfun Tax-Exempt Income Fund, Elfun Trusts, Elfun Money Market Fund, Elfun Diversified Fund, Elfun Income Fund, GE Institutional Funds and GE Investments Funds, Inc., all of which are registered open-end investment companies.

(b) The information required by this Item 32, with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

(c) Inapplicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, are maintained at the offices of: Registrant located at 1600 Summer Street, Stamford, Connecticut 06905; Registrant’s distributor, located at 1600 Summer Street, Stamford, Connecticut 06905; Registrant’s custodian, State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111; and Registrant’s transfer agent BNY Mellon Asset Servicing, located at 4400 Computer Drive, Westborough, MA 01581.

Item 34.	Management Services

Inapplicable.

Item 35.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on the 26th day of April, 2013.

By:	/s/ DMITRI STOCKTON
Dmitri Stockton Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ DMITRI STOCKTON Dmitri Stockton	Chairman and Chief Executive Officer (Principal Executive Officer)	April 26, 2013

/S/ GEORGE A. BICHER George A. Bicher**	Trustee	April 26, 2013

/S/ PAUL M. COLONNA Paul M. Colonna*	Trustee	April 26, 2013

/S/ MICHAEL J. COSGROVE Michael J. Cosgrove*	Trustee	April 26, 2013

/S/ GREG HARTCH Greg Hartch***	Trustee	April 26, 2013

/S/ JESSICA L. HOLSCOTT Jessica L. Holscott****	Trustee	April 26, 2013

/S/ RALPH R. LAYMAN Ralph R. Layman*	Trustee	April 26, 2013

/S/ MATTHEW J. SIMPSON Matthew J. Simpson	Trustee and Secretary	April 26, 2013

/S/ DONALD W. TOREY Donald W. Torey*	Trustee	April 26, 2013

/S/ DAVID WIEDERECHT David Wiederecht*	Trustee	April 26, 2013

/S/ ARTHUR JENSEN Arthur Jensen	Treasurer (Principal Financial Officer)	April 26, 2013

/s/ MATTHEW J. SIMPSON
Matthew J. Simpson

*	Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated April 14, 2008.
**	Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated April 14, 2011.
***	Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated April 17, 2012.
****	Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated October 1, 2012.

Index to Exhibits

Exhibit	Exhibit Name

(h)(5)	Supplemental Advisory Fee Waiver Agreement

(h)(6)	Supplemental Advisory Fee Waiver Agreement

(j)	Consent of KPMG LLP

(q)(5)	Power of Attorney for Ms. Holscott dated October 1, 2013